[MERRILL LYNCH LOGO]                                      [BANK OF AMERICA LOGO]

[PNC BANK LOGO]                                 [CDC MORTGAGE CAPITAL INC. LOGO]

                      STRUCTURAL AND COLLATERAL TERM SHEET

                         $1,149,803,000 (APPROXIMATE)

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5, CLASS A-1A, CLASS B,
                              CLASS C AND CLASS D

                     MERRILL LYNCH MORTGAGE TRUST 2004-BPC1
                                    Issuer
                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                   Depositor

                     MERRILL LYNCH MORTGAGE LENDING, INC.
                             BANK OF AMERICA, N.A.
                         PNC BANK, NATIONAL ASSOCIATION
                           CDC MORTGAGE CAPITAL INC.

                             Mortgage Loan Sellers

                          MIDLAND LOAN SERVICES, INC.

                                Master Servicer

                           J.E. ROBERT COMPANY, INC.

                               Special Servicer

                       LASALLE BANK NATIONAL ASSOCIATION

                                    Trustee

                              ABN AMRO BANK N.V.

                                 Fiscal Agent

                               OCTOBER 19, 2004

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P.Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES
ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                               BANC OF AMERICA SECURITIES LLC

PNC CAPITAL MARKETS, INC.    CDC SECURITIES                             JPMORGAN

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                                                 APPROX.
        EXPECTED                                APPROX.       PERCENTAGE
         RATINGS            INITIAL          TOTAL INITIAL    OF INITIAL       WEIGHTED      PRINCIPAL     ASSUMED FINAL
      -------------       CERTIFICATE            CREDIT        MORTGAGE        AVERAGE         WINDOW       DISTRIBUTION
CLASS  FITCH   S&P   PRINCIPAL BALANCE (1)      SUPPORT      POOL BALANCE  LIFE (YEARS)(2) (MON./YR.)(2)      DATE(2)     RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------------

 A-1    AAA    AAA       $ 55,381,000           12.375%         4.443%          2.584       12/04-06/09      June 2009       (3)
-----------------------------------------------------------------------------------------------------------------------------------
 A-2    AAA    AAA       $138,500,000           12.375%        11.112%          4.809       06/09-10/10     October 2010     (3)
-----------------------------------------------------------------------------------------------------------------------------------
 A-3    AAA    AAA       $171,324,000           12.375%        13.746%          6.823       10/10-12/11    December 2011     (3)
-----------------------------------------------------------------------------------------------------------------------------------
 A-4    AAA    AAA       $ 40,800,000           12.375%         3.273%          8.393       12/11-07/14      July 2014       (3)
-----------------------------------------------------------------------------------------------------------------------------------
 A-5    AAA    AAA       $503,278,000           12.375%        40.379%          9.784       07/14-10/14     October 2014     (3)
-----------------------------------------------------------------------------------------------------------------------------------
A-1A    AAA    AAA       $182,874,000           12.375%        14.672%          7.387       12/04-10/14     October 2014     (3)
-----------------------------------------------------------------------------------------------------------------------------------
  B      AA     AA       $ 26,486,000           10.250%         2.125%          9.922       10/14-10/14     October 2014     (3)
-----------------------------------------------------------------------------------------------------------------------------------
  C     AA-    AA-       $ 12,464,000            9.250%         1.000%          9.973       10/14-11/14    November 2014     (3)
-----------------------------------------------------------------------------------------------------------------------------------
  D      A      A        $ 18,696,000            7.750%         1.500%         10.006       11/14-11/14    November 2014     (3)
-----------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                                                                     APPROX.
                                  INITIAL           APPROX.      PERCENTAGE
        EXPECTED RATINGS        CERTIFICATE      TOTAL INITIAL   OF INITIAL      WEIGHTED       PRINCIPAL   ASSUMED FINAL
       ------------------- PRINCIPAL BALANCE OR      CREDIT       MORTGAGE     AVERAGE LIFE       WINDOW    DISTRIBUTION
CLASS    FITCH      S&P     NOTIONAL AMOUNT(1)      SUPPORT     POOL BALANCE    (YEARS)(2)    (MON./YR.)(2)    DATE(2)    RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------------

   XC     (4)       (4)    $  1,246,399,659(5)       N/A           N/A             (4)            (4)           (4)       Variable
-----------------------------------------------------------------------------------------------------------------------------------
   XP     (4)       (4)    $  1,214,080,000(5)       N/A           N/A             (4)            (4)           (4)       Variable
-----------------------------------------------------------------------------------------------------------------------------------
   E      (4)       (4)    $      9,348,000          7.000%        0.750%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   F      (4)       (4)    $     15,580,000          5.750%        1.250%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   G      (4)       (4)    $     10,906,000          4.875%        0.875%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   H      (4)       (4)    $     15,580,000          3.625%        1.250%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   J      (4)       (4)    $      6,232,000          3.125%        0.500%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   K      (4)       (4)    $      4,674,000          2.750%        0.375%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   L      (4)       (4)    $      6,232,000          2.250%        0.500%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   M      (4)       (4)    $      4,674,000          1.875%        0.375%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   N      (4)       (4)    $      3,116,000          1.625%        0.250%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   P      (4)       (4)    $      3,116,000          1.375%        0.250%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   Q      (4)       (4)    $     17,138,659          N/A           1.375%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------

   (1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.
   (2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other Modeling Assumptions described in the prospectus supplement.
   (3)   The pass-through rates on the class A-1, class A-2, class A-3, class
         A-4, class A-5, class A-1A, class B, class C, class D, class E, class
         F, class G, class H, class J, class K, class L, class M, class N, class P and class Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans
         (in each case adjusted, if necessary, to accrue on the basis of a
         360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage.
   (4)   Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.
   (5)   The class XC and class XP certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

STRUCTURAL REPRESENTATION(1)
--------------------------------------------------------------------------------

                               [BARCHART OMITTED]

Note: Classes not drawn to scale.
---------------------

1  The structural representation is depicted as of the cut-off date.

2  Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.

3  The total notional amount of the class XC Certificates will equal the total principal balance of the class A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D, E, F,
   G, H, J, K, L, M, N, P and Q certificates.

4  The total notional amount of the class XP certificates will initially equal the principal balance of a portion of each of the class A-1 and A-1A certificates and the total principal balance of the class A-2, A-3, A-4, A-5,
   B, C, D, E, F, G, H, J, K and L certificates. The pass-through rate for the class XP certificates will equal the weighted average of the class XP strip rates as further described in the prospectus supplement. The class XP strip rates relate to and accrue on the following components:

   a) from the initial distribution date through and including the distribution date in May 2005, components corresponding to a portion of each of the class A-1 and A-1A certificates and the certificate balances of the class
      A-2 through L certificates;

   b) during the period following the distribution date in May 2005 through and including the distribution date in November 2005, components corresponding to a portion of each of the class A-1 and A-1A certificates and the certificate balances of the class A-2 through L certificates;

   c) during the period following the distribution date in November 2005 through and including the distribution date in May 2006, components corresponding to a portion of each of the class A-1 and A-1A certificates and the certificate balances of the class A-2 through L certificates;

   d) during the period following the distribution date in May 2006 through and including the distribution date in November 2006, components corresponding to a portion of each of the class A-2 and A-1A certificates and the certificate balances of the class A-3 through L certificates;

   e) during the period following the distribution date in November 2006 through and including the distribution date in May 2007, components corresponding to a portion of each of the class A-2, A-1A and L certificates and the certificate balances of the class A-3 through K certificates;

   f) during the period following the distribution date in May 2007 through and including the distribution date in November 2007, components corresponding to a portion of each of the class A-2, A-1A and J certificates and the certificate balances of the class A-3 through H certificates;

   g) during the period following the distribution date in November 2007 through and including the distribution date in May 2008, components corresponding to a portion of each of the class A-2, A-1A and H certificates and the certificate balances of the class A-3 through G certificates;

   h) during the period following the distribution date in May 2008 through and including the distribution date in November 2008, components corresponding to a portion of each of the class A-2, A-1A and G certificates and the certificate balances of the class A-3 through F certificates;

   i) during the period following the distribution date in November 2008 through and including the distribution date in May 2009, components corresponding to a portion of each of the class A-2, A-1A and G certificates and the certificate balances of the class A-3 through F certificates;

   j) during the period following the distribution date in May 2009 through and including the distribution date in November 2009, components corresponding to a portion of each of the class A-3, A-1A and F certificates and the certificate balances of the class A-4 through E certificates;

   k) during the period following the distribution date in November 2009 through and including the distribution date in May 2010, components corresponding to a portion of each of the class A-3, A-1A and F certificates and the certificate balances of the class A-4 through E certificates;

   l) during the period following the distribution date in May 2010 through and including the distribution date in November 2010, components corresponding to a portion of each of the class A-3, A-1A and E certificates and the certificate balances of the class A-4 through D certificates;

   m) during the period following the distribution date in November 2010 through and including the distribution date in May 2011, components corresponding to a portion of each of the class A-3, A-1A and D certificates and the certificate balances of the class A-4 through C certificates;

   n) during the period following the distribution date in May 2011 through and including the distribution date in November 2011, components corresponding to a portion of each of the class A-5, A-1A and D certificates and the certificate balances of the class B and C certificates;

   o) during the period following the distribution date in November 2011 through and including the distribution date in May 2012, components corresponding to a portion of each of the class A-5, A-1A and D certificates and the certificate balances of the class B and C certificates;

   After the distribution date in May 2012, the class XP strip rates will all be
   0% per annum. The pass-through rate of the class XC certificates will equal the weighted average of the class XC strip rates as further described in the prospectus supplement.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
NOTE:  CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
       MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.

ISSUE TYPE              Sequential pay REMIC. Class A-1, A-2, A-3, A-4, A-5,
                        A-1A, B, C and D certificates are offered publicly. All
                        other certificates will be privately placed to qualified
                        institutional buyers or to institutional accredited
                        investors.

CUT-OFF DATE            References in this term sheet to the "cut-off date"
                        mean, with respect to each mortgage loan, except as
                        provided below, the related due date of that mortgage
                        loan in November 2004 or, with respect to those mortgage
                        loans that were originated in October 2004, if any, and
                        have their first payment date in December 2004, November
                        1, 2004. Any payments or collections that represent
                        amounts due on or before that date will not belong to
                        the trust fund.

MORTGAGE POOL           The mortgage pool consists of 95 mortgage loans with an
                        aggregate initial mortgage pool balance of
                        $1,246,399,660, subject to a variance of plus or minus
                        5.0%. The mortgage loans are secured by mortgaged real
                        properties located throughout 29 states.

LOAN GROUPS             For purposes of making distributions to the class A-1,
                        A-2, A-3, A-4, A-5 and A-1A certificates, the pool of
                        mortgage loans will be deemed to consist of two distinct
                        groups, loan group 1 and loan group 2. Loan group 1 will
                        consist of 76 mortgage loans, representing approximately
                        85.3% of the initial mortgage pool balance and loan
                        group 2 will consist of 19 mortgage loans, representing
                        approximately 14.7% of the initial mortgage pool
                        balance. Loan group 2 will include approximately 94.9%
                        of all the mortgage loans secured by multifamily
                        properties and approximately 11.9% of all the mortgage
                        loans secured by manufactured housing community
                        properties.

ISSUER                  Merrill Lynch Mortgage Trust 2004-BPC1

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN           Merrill Lynch Mortgage Lending, Inc (MLML) ....... 35.2% of initial mortgage pool balance
SELLERS                 Bank of America, N.A. (BOA) ...................... 31.5% of initial mortgage pool balance
                        PNC Bank, National Association (PNC) ............. 23.0% of initial mortgage pool balance
                        CDC Mortgage Capital Inc. (CDC)(1) ............... 10.3% of initial mortgage pool balance

UNDERWRITERS            Merrill Lynch, Pierce, Fenner & Smith Incorporated
                        Banc of America Securities LLC
                        PNC Capital Markets, Inc.
                        Caisse Des Depots Securities Inc.
                        (doing business as CDC Securities)(2)
                        J.P.Morgan Securities Inc.

TRUSTEE                 LaSalle Bank National Association

FISCAL AGENT            ABN AMRO Bank N.V.

MASTER SERVICER         Midland Loan Services, Inc.(3)

SPECIAL SERVICER        J.E. Robert Company, Inc.(3)

---------------------
(1) It is expected that as of November 1, 2004, CDC Mortgage Capital Inc. will change its name to IXIS Real Estate Capital Inc.
(2) It is expected that as of November 1, 2004, Caisse Des Depots Securities
    Inc. will change its name to IXIS Securities North America Inc.
(3) The Bank of America Center Loan and the Dallas Market Center Loan are
    currently being serviced under the Banc of America series 2004-4 pooling and servicing agreement. See "Description of the Mortgage Pool--Split Loan
    Structures--Pari Passu Loan Groups" in the prospectus supplement.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

RATING AGENCIES         Fitch, Inc.
                        Standard & Poor's Ratings Services, a division of The
                        McGraw-Hill Companies, Inc.

DENOMINATIONS           $25,000 minimum for the offered certificates.

CLOSING DATE            On or about November 10, 2004.

SETTLEMENT TERMS        Book-entry through DTC for all offered certificates.

DETERMINATION DATE      For any distribution date, the fourth business day prior
                        to the distribution date.

DISTRIBUTION DATE       The 12th day of each month or, if the 12th day is not a
                        business day, on the next succeeding business day,
                        beginning in December 2004.

INTEREST                Each class of offered certificates will be entitled on
DISTRIBUTIONS           each distribution date to interest accrued during the
                        prior calendar month at its pass-through rate for such
                        distribution date on the outstanding certificate balance
                        of such class immediately prior to such distribution
                        date. Interest on the offered certificates will be
                        calculated on the basis of twelve 30-day months and a
                        360-day year. Interest on the offered certificates will
                        be distributed on each distribution date, to the extent
                        of available funds, in sequential order of class
                        designations, except that the class A-1, A-2, A-3, A-4,
                        A-5, A-1A, XC and XP are pari passu in entitlement to
                        interest. In general, payments of interest in respect of
                        the class A-1, A-2, A-3, A-4 and A-5 certificates will
                        be made to the extent of available funds attributable to
                        the mortgage loans in loan group 1, payments of interest
                        in respect of the class A-1A certificates will be made
                        to the extent of available funds attributable to the
                        mortgage loans in loan group 2, and payments of interest
                        in respect of the class XC and XP certificates will be
                        made to the extent of available funds attributable to
                        mortgage loans in both loan groups. However, if
                        application of available funds as described in the
                        preceding sentence would result in an interest shortfall
                        to any of those classes of certificates, then payments
                        of interest will be made with respect to all of those
                        classes on a pro rata (based on amount of interest
                        accrued) and pari passu basis without regard to loan
                        groups.

PRINCIPAL               Except as described below, principal will be distributed
DISTRIBUTIONS           on each distribution date, to the extent of available
                        funds, to the most senior class of sequential pay
                        certificates outstanding until its certificate balance
                        is reduced to zero. To the extent of available funds,
                        payments of principal are generally made (i) to the
                        class A-1, A-2, A-3, A-4 and A-5 certificates, in that
                        order, in an amount equal to the funds received or
                        advanced with respect to principal on mortgage loans in
                        loan group 1 and, after the principal balance of the
                        class A-1A certificates has been reduced to zero, the
                        funds received or advanced with respect to principal on
                        mortgage loans in loan group 2, in each case until the
                        principal balance of the subject class of certificates
                        is reduced to zero, and (ii) to the class A-1A
                        certificates, in an amount equal to the funds received
                        or advanced with respect to principal on mortgage loans
                        in loan group 2 and, after the principal balance of the
                        class A-5 certificates has been reduced to zero, the
                        funds received or advanced with respect to principal on
                        mortgage loans in loan group 1, until the principal
                        balance of the class A-1A certificates is reduced to
                        zero. Following retirement of the class A-1, A-2, A-3,
                        A-4, A-5 and A-1A certificates, to the extent of
                        available funds, amounts distributable as principal will
                        be distributed on each distribution date to the class B,
                        C, D, E, F, G, H, J, K, L, M, N, P and Q certificates,
                        in that order, in each case until the related
                        certificate balance of the subject class of certificates
                        is reduced to zero. If, due to losses, the certificate
                        balances of the class B through class Q certificates are
                        reduced to zero, payments of principal to the class A-1,

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                        class A-2, class A-3, class A-4, class A-5 and class
                        A-1A certificates will be made on a pro rata and pari
                        passu basis without regard to loan groups.

LOSSES                  Losses realized on the mortgage loans and certain
                        default-related and other unanticipated expenses, if
                        any, will be allocated to the class Q, P, N, M, L, K, J,
                        H, G, F, E, D, C and B certificates, in that order, and
                        then, on a pro rata and pari passu basis to the class
                        A-1, A-2, A-3, A-4, A-5 and A-1A certificates.

PREPAYMENT              Any prepayment premiums or yield maintenance charges
PREMIUMS AND            collected will be distributed to certificateholders on
YIELD MAINTENANCE       the distribution date following the collection period in
CHARGES                 which the prepayment occurred. On each distribution
                        date, the holders of each class of offered certificates
                        and of the class E, F, G and H certificates then
                        entitled to principal distributions (to the extent such
                        prepayment premium or yield maintenance charge is
                        collected from mortgage loans in the loan group from
                        which such class of certificates is receiving payments
                        of principal) will be entitled to a portion of
                        prepayment premiums or yield maintenance charges equal
                        to the product of (a) the amount of such prepayment
                        premiums or yield maintenance charges, net of workout
                        fees and principal recovery fees payable from it,
                        multiplied by (b) a fraction, which in no event may be
                        greater than 1.0, the numerator of which is equal to the
                        excess, if any, of the pass-through rate of such class
                        of certificates over the relevant discount rate, and the
                        denominator of which is equal to the excess, if any, of
                        the mortgage rate of the prepaid mortgage loan over the
                        relevant discount rate, multiplied by (c) a fraction,
                        the numerator of which is equal to the amount of
                        principal distributable on such class of certificates on
                        that distribution date, and the denominator of which is
                        equal to the total principal distribution amount for
                        that distribution date; provided that, if the A-5 and
                        A-1A classes were both outstanding as of the
                        commencement of business on such distribution date, then
                        the number in clause (c) will be a fraction, the
                        numerator of which is equal to the amount of principal
                        distributable on the subject class of certificates on
                        such distribution date with respect to the loan group
                        that includes the prepaid mortgage loan, and the
                        denominator of which is equal to the portion of the
                        total principal distribution amount for such
                        distribution date that is attributable to the loan group
                        that includes the prepaid mortgage loan.

                        The portion, if any, of the prepayment premiums or yield
                        maintenance charges remaining after any payments
                        described above will be distributed to the holders of
                        the class XC certificates.

                        All prepayment premiums and yield maintenance charges
                        payable as described above will be reduced, with respect
                        to specially serviced mortgage loans, by an amount equal
                        to certain expenses of the trust fund and losses
                        realized in respect of the mortgage loans previously
                        allocated to any class of certificates.

ADVANCES                The master servicer and, if it fails to do so, the
                        trustee (or the fiscal agent on its behalf), will be
                        obligated to make P&I advances and servicing advances,
                        including advances of delinquent property taxes and
                        insurance, but only to the extent that such advances are
                        considered recoverable, and, in the case of P&I
                        advances, subject to appraisal reductions that may
                        occur. Notwithstanding the foregoing, the master
                        servicer will not be required to make P&I advances or
                        servicing advances with respect to the mortgage loans
                        referred to as the Bank of America Center mortgage loan
                        and the Dallas Market Center mortgage loan. Each of
                        these mortgage loans is part of a group of pari passu
                        mortgage loans that are secured by the same mortgaged
                        real property. In the case of each group of pari passu
                        mortgage loans, a mortgage loan has been included as an
                        asset in the Banc of America Commercial Mortgage Inc,
                        Series 2004-4 commercial mortgage securitization.

                        The servicing of each of the Bank of America Center and
                        Dallas Market Center pari passu loan groups will be
                        governed by the pooling and servicing agreement for the
                        Banc of America Series 2004-4 securitization.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                        Advances, the recoverability of advances and the
                        reimbursement of the advancing party with respect to the
                        Bank of America Center mortgage loan and the Dallas
                        Market Center mortgage loan will be generally governed
                        by the pooling and servicing agreement for the Banc of
                        America Series 2004-4 securitization. See "Description
                        of the Mortgage Pool--Split Loan Structures--Pari Passu
                        Loan Groups" in the prospectus supplement.

APPRAISAL               If any of certain adverse events or circumstances
REDUCTIONS              described in the prospectus supplement occur or exist
                        with respect to any mortgage loan or the mortgaged real
                        property for any mortgage loan, that mortgage loan will
                        be considered a required appraisal loan. An appraisal
                        reduction will generally be made in the amount, if any,
                        by which the principal balance of the required appraisal
                        loan (plus other amounts overdue or advanced in
                        connection with such loan) exceeds 90% of the appraised
                        value of the related mortgaged real property plus all
                        escrows and reserves (including letters of credit) held
                        as additional collateral with respect to the mortgage
                        loan. As a result of calculating an appraisal reduction
                        amount for a given mortgage loan, the interest portion
                        of any P&I advance for such loan will be reduced, which
                        will have the effect of reducing the amount of interest
                        available for distribution to the certificates.

                        A required appraisal loan will cease to be a required
                        appraisal loan when the related mortgage loan has been
                        brought current for at least three consecutive months
                        and no other circumstances exist which would cause such
                        mortgage loan to be a required appraisal loan.

                        Required appraisals and any related reductions in
                        advancing that may result as a consequence of those
                        appraisals with respect to the Bank of America Center
                        mortgage loan and/or the Dallas Market Center mortgage
                        loan will be generally governed by the Banc of America
                        series 2004-4 pooling and servicing agreement. See
                        "Description of the Mortgage Pool--Split Loan
                        Structures--Pari Passu Loan Groups" in the prospectus
                        supplement.

OPTIONAL                The master servicer, the special servicer and certain
TERMINATION             certificateholders will have the option to terminate the
                        trust, in whole but not in part, and purchase the
                        remaining assets of the trust on or after the
                        distribution date on which the stated principal balance
                        of the mortgage loans is less than approximately 1.0% of
                        the initial mortgage pool balance. Such purchase price
                        will generally be at a price equal to the unpaid
                        aggregate principal balance of the mortgage loans, plus
                        accrued and unpaid interest and certain other additional
                        trust fund expenses and the fair market value of any REO
                        properties acquired by the trust following foreclosure.

                        In addition, if, following the date on which the total
                        principal balances of the class A-1, A-2, A-3, A-4, A-5,
                        A-1A, B, C and D certificates are reduced to zero, all
                        of the remaining certificates are held by the same
                        certificateholder, the trust fund may also be
                        terminated, subject to such additional conditions as may
                        be set forth in the pooling and servicing agreement, in
                        connection with an exchange of all the remaining
                        certificates for all the mortgage loans and REO
                        properties remaining in the trust fund at the time of
                        exchange.

CONTROLLING CLASS       The class of sequential pay certificates (a) which bears
                        the latest alphabetical class designation and (b) the
                        certificate balance of which is not less than 25% of its
                        original certificate balance; provided, however, that if
                        no such class of sequential pay certificates satisfies
                        clause (b) above, the controlling class will be the
                        outstanding class of sequential pay certificates bearing
                        the latest alphabetical class designation. The holders
                        of certificates representing a majority interest in the
                        controlling class will have the right, subject to the
                        conditions described in the prospectus supplement, to
                        replace the special servicer and select a representative
                        that may direct and advise the special servicer on
                        various servicing matters.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                        Notwithstanding the foregoing, the controlling class
                        will not have the right to replace the special servicer
                        under the Banc of America Series 2004-4 securitization
                        or direct and advise the Banc of America series 2004-04
                        special servicer on servicing matters with respect to
                        the Bank of America Center mortgage loan and the Dallas
                        Market Center mortgage loan, each of which is being
                        serviced as part of a pari passu loan group, under the
                        Banc of America series 2004-4 pooling and servicing
                        agreement.

SPLIT LOAN              Three of the mortgage loans are, in each case, the
STRUCTURES              senior of two mortgage loans in what is referred to as
                        an A/B loan pair, both of which are secured by the same
                        mortgage. Two of the mortgage loans, the Bank of America
                        Center mortgage loan and the Dallas Market Center
                        mortgage loan are, in each case, part of a group of
                        mortgage loans that are pari-passu in right of payment,
                        each of which is secured by the same mortgage. See
                        "Description of the Mortgage Pool--Split Loan
                        Structures" in the prospectus supplement for more
                        information regarding these split loan structures.

ERISA                   The offered certificates are expected to be ERISA
                        eligible.

SMMEA                   Only the class A-1, A-2, A-3, A-4, A-5, A-1A, B and C
                        certificates will be "mortgage-related securities" for
                        the purposes of the Secondary Mortgage Market
                        Enhancement Act of 1984.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        7

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

CONTACTS

          MERRILL LYNCH & CO.                 BANC OF AMERICA SECURITIES LLC
             John Mulligan                               Bill Hale
        (212) 449-3860 (Phone)                    (704) 388-1597 (Phone)
         (212) 738-1491 (Fax)                      (704) 388-9677 (Fax)

               Rich Sigg                              Geordie Walker
        (212) 449-3860 (Phone)                    (704) 388-1597 (Phone)
         (212) 738-1491 (Fax)                      (704) 388-9677 (Fax)

             David Rodgers                             Chuck Mather
        (212) 449-3611 (Phone)                    (704) 388-1597 (Phone)
         (212) 449-3658 (Fax)                      (704) 388-9677 (Fax)

PNC CAPITAL MARKETS, INC.      CDC SECURITIES        J.P. MORGAN SECURITIES INC.
      Scott Holmes               Greg Murphy                  Andy Taylor
 (704) 551-2847 (Phone)    (212) 891-6282 (Phone)       (212) 834-3813 (Phone)
  (704) 643-2048 (Fax)      (212) 891-3454 (Fax)         (212) 834-6598 (Fax)

                                 Barry Funt                   Glenn Riis
                           (212) 891-1836 (Phone)       (212) 834-3813 (Phone)
                            (212) 891-3411 (Fax)         (212) 834-6598 (Fax)

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        8

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)
All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances, excluding in the case of the Bank of America Center and Dallas Market Center mortgage loans, the other pari-passu mortgage loan(s) (which will not be included in the trust)
in the loan groups to which they belong. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, initial loan group 1 balance or initial loan group 2 balance, as the case may be, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool, loan group
1 or loan group 2, as the case may be. If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit), statistical information presented with respect to any mortgage loan in the trust that is part of a pari passu loan group excludes the related non-trust mortgage loan(s). In the case of each of the Bank of America
Center and Dallas Market Center mortgage loans, the respective loan-to-value and debt service coverage ratios and cut-off date balances per unit take into account the other pari passu mortgage loan(s) (which will not be included in the trust fund) in the loan group to which they belong, exclusive of the junior portion of the pari passu loan in that pari passu loan group that is included in the trust fund for a separate commercial mortgage securitization. Unless specifically indicated otherwise, statistical information presented in this prospectus supplement with respect to any mortgage loan in the trust that is part of an A/B loan pair excludes the related B-note loan.

GENERAL CHARACTERISTICS

----------------------------------------------------------------------------------------------------------------------------------

                                                                            ALL MORTGAGE            LOAN               LOAN
                                                                               LOANS              GROUP 1            GROUP 2

Initial mortgage pool/loan group balance ..............................   $1,246,399,660      $1,063,525,411      $182,874,249
Number of mortgage loans ..............................................               95                  76                19
Number of mortgaged real properties ...................................              155                 136                19
Percentage of investment-grade, shadow-rated loans
 (loan nos. 1 and 3)(1) ...............................................             14.4%               16.9%              0.0%
Average cut-off date principal balance ................................   $   13,119,996      $   13,993,755      $  9,624,960
Largest cut-off date principal balance ................................   $  130,000,000      $  130,000,000      $ 24,510,747
Smallest cut-off date principal balance ...............................   $    1,680,000      $    1,680,000      $  1,946,360
Weighted average mortgage interest rate ...............................            5.686%              5.707%            5.560%
Highest mortgage interest rate ........................................            7.250%              6.970%            7.250%
Lowest mortgage interest rate .........................................            4.867%              4.867%            4.920%
Number of cross-collateralized mortgage loans .........................               13                  13                 0
Cross-collateralized mortgage loans as a percentage of initial mortgage
 pool/loan group balance ..............................................             14.1%               16.5%              0.0%
Number of multi-property mortgage loans ...............................                9                   9                 0
Multi-property mortgage loans as a percentage of initial mortgage
 pool/loan group balance ..............................................             20.6%               24.1%              0.0%
Weighted average underwritten debt service coverage ratio .............             1.54x               1.58x             1.33x
Highest underwritten debt service coverage ratio ......................             3.38x               3.38x             1.52x
Lowest underwritten debt service coverage ratio .......................             1.20x               1.20x             1.21x
Weighted average cut-off date loan-to-value ratio .....................             70.2%               69.0%             77.2%
Highest cut-off date loan-to-value ratio ..............................             83.7%               82.4%             83.7%
Lowest cut-off date loan-to-value ratio ...............................             22.0%               22.0%             66.5%
Weighted average original term to maturity (months) ...................              107                 108               100
Longest original term to maturity (months) ............................              216                 180               216
Shortest original term to maturity (months) ...........................               57                  57                60
Weighted average remaining term to maturity (months) ..................              105                 106                98
Longest remaining term to maturity (months) ...........................              215                 179               215
Shortest remaining term to maturity (months) ..........................               56                  56                56

---------------------
(1) It has been confirmed by Fitch, Inc. and Standard & Poor's Ratings Services,
    in accordance with their respective methodologies, that these mortgage loans have credit characteristics consistent with investment-grade rated obligations.

See "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged
Real Properties--Additional Statistical Information" for a similar table with additional information regarding certain of the mortgage loans.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        9

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                    % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                        % OF INITAL
                      MORTGAGE POOL                               MANUFACTURED                  SELF             MIXED
         STATE           BALANCE     OFFICE  RETAIL  MULTIFAMILY    HOUSING     HOSPITALITY   STORAGE    OTHER   USE      INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------

California(1) ......       20.2%      15.6%    1.1%       --%          --%          1.2%         0.4%      --%    0.8%       1.1%
 Northern ..........       11.3       10.4     0.6        --           --            --          0.2       --      --         --
 Southern ..........        8.9        5.1     0.4        --           --           1.2          0.2       --     0.8        1.1
Florida ............       14.5        2.9      --       8.3          2.1            --          1.2       --      --         --
Texas ..............       11.5        1.3     1.7       2.3           --           0.4          0.7      4.0      --        1.1
Michigan ...........        7.4        1.8     0.7        --          4.9            --           --       --      --         --
Virginia ...........        5.5        0.5     3.9        --           --           1.0          0.1       --      --         --
Indiana ............        4.6         --     2.5        --          1.5           0.7           --       --      --         --
Oregon .............        4.6        0.9     3.5        --          0.1            --           --       --      --         --
New York ...........        4.5        2.3      --        --           --           1.9          0.1       --     0.3         --
Arizona ............        2.8        2.0     0.5       0.4           --            --           --       --      --         --
Washington .........        2.7        2.5      --        --           --            --          0.1       --      --         --
Illinois ...........        2.4         --     0.3        --          2.0            --          0.1       --      --         --
Oklahoma ...........        2.2         --      --       0.7           --           0.4          1.1       --      --         --
Vermont ............        1.8         --      --        --           --            --           --       --     1.8         --
Connecticut ........        1.8         --     1.7        --           --           0.1           --       --      --         --
Maryland ...........        1.7         --      --        --           --           1.7           --       --      --         --
Georgia ............        1.6        1.3      --        --           --           0.2          0.1       --      --         --
Colorado ...........        1.6         --     1.1        --           --            --           --       --      --        0.5
New Jersey .........        1.3        0.3      --       0.7           --            --          0.3       --      --         --
Massachusetts ......        1.2         --      --       0.3           --           0.4          0.5       --      --         --
Missouri ...........        1.2        0.9      --       0.3           --            --           --       --      --         --
North Carolina .....        1.1         --      --       1.1           --            --           --       --      --         --
Pennsylvania .......        1.1         --     0.3        --           --           0.5          0.3       --      --         --
Ohio ...............        0.9         --     0.4        --           --            --          0.5       --      --         --
Louisiana ..........        0.5         --      --        --           --           0.5           --       --      --         --
Minnesota ..........        0.4         --      --        --           --           0.3          0.1       --      --         --
Alabama ............        0.4         --     0.4        --           --            --           --       --      --         --
Kentucky ...........        0.3         --     0.3        --           --            --           --       --      --         --
New Hampshire.......        0.1         --      --        --           --            --          0.1       --      --         --
Wisconsin ..........        0.1         --      --        --           --            --          0.1       --      --         --
                          -----       ----    ----      ----         ----           ---          ---      ---     ---        ---
Total ..............      100.0%      32.4%   18.4%     14.1%        10.6%          9.3%         5.6%     4.0%    3.0%       2.6%
                          -----       ----    ----      ----         ----           ---          ---      ---     ---        ---

---------------------
(1) For purposes of determining whether a mortgaged real property is located in
    Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                           CUT-OFF DATE     % OF INITIAL
                                                     NUMBER OF MORTGAGE      PRINCIPAL     MORTGAGE POOL
                                                           LOANS              BALANCE         BALANCE
----------------------------------------------------------------------------------------------------------

Interest-only Loans ..............................            1          $ 130,000,000          10.4%
Single Tenant ....................................            7             41,982,497           3.4
Loans (greater than) 50% Single Tenant ...........           17            149,209,241          12.0
Current Secondary Debt ...........................            7            344,874,763          27.7
Future Secondary Debt Permitted ..................           11            179,148,670          14.4
Lockbox ..........................................           43            802,729,486          64.4
Escrow Types(1)
 TI/LC Reserves(2) ...............................           33            481,927,724          64.1
 Real Estate Tax .................................           79          1,015,462,526          81.5
 Insurance .......................................           67            907,406,482          72.8
 Replacement Reserves ............................           79          1,013,122,998          81.3

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                           CUT-OFF DATE     % OF INITIAL
                                                     NUMBER OF MORTGAGE      PRINCIPAL      LOAN GROUP 1
                                                           LOANS              BALANCE         BALANCE
----------------------------------------------------------------------------------------------------------

Interest-only Loans ..............................            1            $130,000,000         12.2%
Single Tenant ....................................            7              41,982,497          3.9
Loans (greater than) 50% Single Tenant ...........           17             149,209,241         14.0
Current Secondary Debt ...........................            7             344,874,763         32.4
Future Secondary Debt Permitted ..................            6             145,756,870         13.7
Lockbox ..........................................           40             762,398,739         71.7
Escrow Type(1)
 TI/LC Reserves(2) ...............................           33             481,927,724         64.1
 Real Estate Tax .................................           60             832,588,277         78.3
 Insurance .......................................           50             740,352,233         69.6
 Replacement Reserves ............................           61             833,545,694         78.4

SELECT CHARACTERISTICS OF LOAN GROUP 2

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                           CUT-OFF DATE     % OF INITIAL
                                                     NUMBER OF MORTGAGE      PRINCIPAL      LOAN GROUP 2
                                                           LOANS              BALANCE         BALANCE
----------------------------------------------------------------------------------------------------------

Interest-only Loans ..............................            0            $          0          0.0%
Single Tenant ....................................            0                       0          0.0
Loans (greater than) 50% Single Tenant ...........            0                       0          0.0
Current Secondary Debt ...........................            0                       0          0.0
Future Secondary Debt Permitted ..................            5              33,391,800         18.3
Lockbox ..........................................            3              40,330,747         22.1
Escrow Type(1)
 Real Estate Tax .................................           19             182,874,249        100.0
 Insurance .......................................           17             167,054,249         91.3
 Replacement Reserves ............................           18             179,577,303         98.2

---------------------
(1) Does not include mortgage loans with upfront reserves.
(2) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by Office, Retail, Mixed Use and Industrial properties.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE            % OF
          BALANCES                    LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
   1,680,000 - 2,999,999                 8           16,559,807             1.3%
   3,000,000 - 3,999,999                11           37,906,315             3.0
   4,000,000 - 4,999,999                 8           34,666,954             2.8
   5,000,000 - 5,999,999                10           53,865,351             4.3
   6,000,000 - 6,999,999                 4           25,120,000             2.0
   7,000,000 - 7,999,999                 3           23,252,117             1.9
   8,000,000 - 9,999,999                10           87,243,993             7.0
  10,000,000 - 12,999,999               11          128,307,351            10.3
  13,000,000 - 19,999,999               12          177,880,461            14.3
  20,000,000 - 49,999,999               16          461,060,440            37.0
  50,000,000 - 130,000,000               2          200,536,870            16.1
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
Min: $1,680,000     Max: $130,000,000   Average: $13,119,996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE            % OF
       ORIGINAL TERMS                 LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
          57 - 60                       13          199,323,562            16.0%
          61 - 84                        6          168,699,094            13.5
          85 - 120                      72          833,723,888            66.9
         121 - 216                       4           44,653,115             3.6
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
  Min: 57 mos.      Max: 216 mos.       Wtd. Avg.: 107 mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   REMAINING TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
         REMAINING                   MORTGAGE      CUT-OFF DATE            % OF
           TERMS                      LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
          56 - 84                       19          368,022,656            29.5%
          85 - 119                      62          731,123,888            58.7
         120 - 215                      14          147,253,115            11.8
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
 Min: 56 mos.       Max: 215 mos.       Wtd. Avg.: 105 mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE            % OF
         LTV RATIOS                   LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
        22.0 - 49.9                      3          134,336,267            10.8%
        50.0 - 64.9                     10          123,770,311             9.9
        65.0 - 69.9                     16          227,847,116            18.3
        70.0 - 74.9                     21          249,784,907            20.0
        75.0 - 79.9                     35          409,780,859            32.9
        80.0 - 83.7                     10          100,880,201             8.1
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
 Min: 22.0%     Max: 83.7%    Wtd. Average: 70.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
     RANGE OF ORIGINAL                 # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE            % OF
           TERMS                      LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
       Interest Only                     1          130,000,000            10.4%
         180 - 299                       2           73,177,942             5.9
         300 - 329                      14          151,934,774            12.2
         330 - 360                      78          891,286,944            71.5
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
 Min: 180 mos.      Max: 360 mos.  Wtd. Avg.: 346 mos.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        REMAINING AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
          RANGE OF
         REMAINING                     # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE            % OF
           TERMS                      LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
       Interest Only                     1          130,000,000            10.4%
         179 - 360                      94        1,116,399,660            89.6
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
 Min: 179 mos.      Max: 360 mos.  Wtd. Avg.: 345 mos.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        MATURITY/ARD                 MORTGAGE      CUT-OFF DATE            % OF
         LTV RATIOS                   LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
      Fully Amortizing                   1            2,641,072             0.2%
        40.1 - 49.9                      6          211,332,817            17.0
        50.0 - 54.9                      9          106,346,828             8.5
        55.0 - 59.9                     16          170,878,859            13.7
        60.0 - 62.4                      7           71,059,101             5.7
        62.5 - 64.9                      8          104,730,165             8.4
        65.0 - 67.4                     21          263,025,083            21.1
        67.5 - 69.9                     14          146,885,279            11.8
        70.0 - 75.6                     13          169,500,454            13.6
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
 Min: 40.1%    Max: 75.6%     Wtd. Avg.: 61.2%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
                                     MORTGAGE      CUT-OFF DATE            % OF
       RANGE OF DSCRS                 LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
        1.20 - 1.24                      8           50,316,497             4.0%
        1.25 - 1.29                     15          216,396,015            17.4
        1.30 - 1.34                     19          199,139,088            16.0
        1.35 - 1.39                      6           92,439,964             7.4
        1.40 - 1.44                     10           73,171,791             5.9
        1.45 - 1.49                     12          117,239,358             9.4
        1.50 - 1.59                     13          163,740,515            13.1
        1.60 - 1.99                      7          138,258,418            11.1
        2.00 - 3.38                      5          195,698,014            15.7
--------------------------------------------------------------------------------
 TOTAL:                                 95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
  Min: 1.20x   Max: 3.38x     Wtd. Avg.: 1.54x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
     RANGE OF MORTGAGE               MORTGAGE      CUT-OFF DATE            % OF
           RATES                      LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
       4.867 - 4.999                     4          183,080,000            14.7%
       5.000 - 5.249                    11          125,830,102            10.1
       5.250 - 5.499                    10          122,166,925             9.8
       5.500 - 5.599                    13           96,773,485             7.8
       5.600 - 5.699                     8           71,136,911             5.7
       5.700 - 5.749                     7           44,381,122             3.6
       5.750 - 5.999                    26          276,863,244            22.2
       6.000 - 6.249                     4          120,358,063             9.7
       6.250 - 6.749                     9          176,868,594            14.2
       6.750 - 7.250                     3           28,941,213             2.3
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
    Min: 4.867%     Max:7.250%     Wtd. Avg.: 5.686%
--------------------------------------------------------------------------------

---------------------
(1)   Does not include the fully amortizing loan.
(2)   Does not include the interest only loan.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE             % OF
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE            GROUP
          BALANCES                    LOANS         BALANCE ($)              1
--------------------------------------------------------------------------------
   1,680,000 - 2,999,999                 7           14,613,447             1.4%
   3,000,000 - 3,999,999                 7           24,381,564             2.3
   4,000,000 - 4,999,999                 7           30,171,345             2.8
   5,000,000 - 5,999,999                 8           43,036,311             4.0
   6,000,000 - 6,999,999                 2           12,620,000             1.2
   7,000,000 - 7,999,999                 3           23,252,117             2.2
   8,000,000 - 9,999,999                 7           59,887,884             5.6
  10,000,000 - 12,999,999               11          128,307,351            12.1
  13,000,000 - 19,999,999                9          133,970,461            12.6
  20,000,000 - 49,999,999               13          392,748,060            36.9
  50,000,000 - 130,000,000               2          200,536,870            18.9
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
      Min: $1,680,000    Max: $130,000,000   Average: $13,993,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
       ORIGINAL TERMS                 LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
          57 - 60                        8          130,423,562            12.3%
          61 - 84                        4          158,203,485            14.9
          85 - 120                      61          739,539,866            69.5
         121 - 180                       3           35,358,497             3.3
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
   Min: 57 mos.     Max: 180 mos.       Wtd. Avg.: 108 mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   REMAINING TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
         REMAINING                   MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
          56 - 84                       12          288,627,047            27.1%
          85 - 119                      51          636,939,866            59.9
         120 - 179                      13          137,958,497            13.0
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
  Min: 56 mos.      Max: 179 mos.   Wtd. Avg.: 106mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE           % OF
         LTV RATIOS                   LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
        22.0 - 49.9                      3          134,336,267            12.6%
        50.0 - 64.9                     10          123,770,311            11.6
        65.0 - 69.9                     14          215,012,031            20.2
        70.0 - 74.9                     18          211,926,328            19.9
        75.0 - 79.9                     26          304,660,474            28.6
        80.0 - 82.4                      5           73,820,000             6.9
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
 Min: 22.0%    Max: 82.4%     Wtd. Average: 69.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
          RANGE OF
          ORIGINAL                     # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
       Interest Only                     1          130,000,000            12.2%
         180 - 299                       2           73,177,942             6.9
         300 - 329                      14          151,934,774            14.3
         330 - 360                      59          708,412,695            66.6
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
  Min: 180 mos.     Max: 360 mos.       Wtd. Avg.: 343 mos.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        REMAINING AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
          RANGE OF
         REMAINING                     # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
       Interest Only                     1          130,000,000            12.2%
         179 - 360                      75          933,525,411            87.8
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
   Min: 179 mos.         Max: 360 mos.     Wtd. Avg.: 342 mos.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        MATURITY/ARD                 MORTGAGE      CUT-OFF DATE           % OF
         LTV RATIOS                   LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
      Fully Amortizing                   1            2,641,072             0.2%
        40.1 - 49.9                      5          202,038,199            19.0
        50.0 - 54.9                      9          106,346,828            10.0
        55.0 - 59.9                     15          167,338,391            15.7
        60.0 - 62.4                      7           71,059,101             6.7
        62.5 - 64.9                      5           75,861,745             7.1
        65.0 - 67.4                     17          220,840,149            20.8
        67.5 - 69.9                     12          129,311,439            12.2
        70.0 - 75.6                      5           88,088,485             8.3
--------------------------------------------------------------------------------
           TOTAL:                       76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
 Min: 40.1%              Max: 75.6%          Wtd. Avg.: 60.0%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
           DSCRS                      LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
        1.20 - 1.24                      4           26,550,137             2.5%
        1.25 - 1.29                     10          156,456,566            14.7
        1.30 - 1.34                     15          161,285,655            15.2
        1.35 - 1.39                      5           86,900,766             8.2
        1.40 - 1.44                      8           45,267,546             4.3
        1.45 - 1.49                     10           92,664,739             8.7
        1.50 - 1.59                     12          160,443,569            15.1
        1.60 - 1.99                      7          138,258,418            13.0
        2.00 - 3.38                      5          195,698,014            18.4
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
     Min: 1.20x     Max: 3.38x     Wtd. Avg.: 1.58x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
       MORTGAGE RATES                 LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
       4.867 - 4.999                     1          130,000,000            12.2%
       5.000 - 5.249                    11          125,830,102            11.8
       5.250 - 5.499                     6           93,109,825             8.8
       5.500 - 5.599                    11           87,476,540             8.2
       5.600 - 5.699                     7           50,855,279             4.8
       5.700 - 5.749                     6           38,841,924             3.7
       5.750 - 5.999                    20          234,888,490            22.1
       6.000 - 6.249                     3          106,008,063            10.0
       6.250 - 6.749                     9          176,868,594            16.6
       6.750 - 6.970                     2           19,646,594             1.8
--------------------------------------------------------------------------------
           TOTAL:                       76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
   Min: 4.867%           Max: 6.970%         Wtd. Avg.: 5.707%
--------------------------------------------------------------------------------

---------------------
(1)   Does not include the fully amortizing loan.
(2)   Does not include the interest only loan.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE           % OF
          BALANCES                    LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
   1,946,360 - 2,999,999                 1            1,946,360             1.1%
   3,000,000 - 3,999,999                 4           13,524,751             7.4
   4,000,000 - 7,999,999                 5           27,824,649            15.2
   8,000,000 - 12,999,999                3           27,356,109            15.0
  13,000,000 - 19,999,999                3           43,910,000            24.0
  20,000,000 - 24,510,747                3           68,312,380            37.4
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
      Min: $1,946,360    Max: $24,510,747    Average: $9,624,960
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
       ORIGINAL TERMS                 LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
          60 - 60                        5           68,900,000            37.7%
          61 - 84                        2           10,495,609             5.7
          85 - 120                      11           94,184,022            51.5
         121 - 216                       1            9,294,618             5.1
--------------------------------------------------------------------------------
           TOTAL:                       19         $182,874,249           100.0%
--------------------------------------------------------------------------------
   Min: 60 mos.          Max: 216 mos.       Wtd. Avg.: 100mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   REMAINING TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
         REMAINING                   MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
          56 - 84                        7           79,395,609            43.4%
          85 - 119                      11           94,184,022            51.5
         120 - 215                       1            9,294,618             5.1
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
  Min: 56 mos.           Max: 215 mos.       Wtd. Avg.: 98 mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE           % OF
         LTV RATIOS                   LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
        66.5 - 69.9                      2           12,835,085             7.0%
        70.0 - 74.9                      3           37,858,579            20.7
        75.0 - 79.9                      9          105,120,385            57.5
        80.0 - 83.7                      5           27,060,201            14.8
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
 Min: 66.5%    Max: 83.7%          Wtd. Average: 77.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
          RANGE OF
          ORIGINAL                     # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
         360 - 360                      19          182,874,249           100.0%
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
  Min: 360 mos.     Max: 360 mos.       Wtd. Avg.: 360 mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        REMAINING AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
          RANGE OF
         REMAINING                     # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
         356 - 360                      19          182,874,249           100.0%
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
  Min: 356 mos.     Max: 360 mos.       Wtd. Avg.: 359mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        MATURITY/ARD                 MORTGAGE      CUT-OFF DATE           % OF
         LTV RATIOS                   LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
        45.9 - 59.9                      2           12,835,085             7.0%
        60.0 - 69.9                      9           88,627,195            48.5
        70.0 - 75.6                      8           81,411,969            44.5
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
 Min: 45.9%         Max: 75.6%     Wtd. Avg.: 68.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
           DSCRS                      LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
        1.21 - 1.24                      4           23,766,360            13.0%
        1.25 - 1.29                      5           59,939,450            32.8
        1.30 - 1.34                      4           37,853,433            20.7
        1.35 - 1.44                      3           33,443,443            18.3
        1.45 - 1.52                      3           27,871,564            15.2
--------------------------------------------------------------------------------
           TOTAL:                       19         $182,874,249           100.0%
--------------------------------------------------------------------------------
  Min: 1.21x        Max: 1.52x      Wtd. Avg.: 1.33x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
       MORTGAGE RATES                 LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
       4.920 - 4.999                     3           53,080,000            29.0%
       5.250 - 5.499                     4           29,057,100            15.9
       5.500 - 5.599                     2            9,296,946             5.1
       5.600 - 5.749                     2           25,820,831            14.1
       5.750 - 5.999                     6           41,974,754            23.0
       6.000 - 7.250                     2           23,644,618            12.9
--------------------------------------------------------------------------------
           TOTAL:                       19         $182,874,249           100.0%
--------------------------------------------------------------------------------
 Min: 4.920%        Max: 7.250%     Wtd. Avg.: 5.560%
--------------------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                                                        % OF REMAINING
                                         AGGREGATE      MORTGAGE POOL   % OF REMAINING   % OF REMAINING
              MONTHS      NUMBER OF      REMAINING        BALANCE--      MORTGAGE POOL   MORTGAGE POOL
               SINCE       MORTGAGE      PRINCIPAL         LOCKOUT/     BALANCE--YIELD     BALANCE--
   DATE    CUT-OFF DATE     LOANS         BALANCE(1)     DEFEASANCE(2)    MAINTENANCE         OPEN          TOTAL
--------------------------------------------------------------------------------------------------------------------

 May-05         6            95       $1,241,233,090        100.00%           0.00%           0.00%         100.00%
 May-06        18            95        1,229,912,390        100.00            0.00            0.00          100.00
 May-07        30            95        1,215,845,911         99.54            0.46            0.00          100.00
 May-08        42            95        1,199,761,153         97.48            2.52            0.00          100.00
 May-09        54            95        1,182,188,705         89.15            2.52            8.33          100.00
 May-10        66            82          981,133,647         95.14            4.86            0.00          100.00
 May-11        78            82          965,097,466         95.14            4.86            0.00          100.00
 May-12        90            76          783,899,815         95.40            4.60            0.00          100.00
 May-13        102           76          766,606,094         95.39            4.61            0.00          100.00
 May-14        114           76          748,262,022         53.60            2.89           43.51          100.00
 May-15        126            3           18,622,009        100.00            0.00            0.00          100.00
 May-16        138            3           17,844,975        100.00            0.00            0.00          100.00
 May-17        150            3           17,013,187        100.00            0.00            0.00          100.00
 May-18        162            3           16,126,364        100.00            0.00            0.00          100.00
 May-19        174            3           15,180,835        100.00            0.00            0.00          100.00
 May-20        186            1            7,055,193        100.00            0.00            0.00          100.00
 May-21        198            1            6,804,281        100.00            0.00            0.00          100.00
 May-22        210            1            6,534,290        100.00            0.00            0.00          100.00
 May-23        222            0                    0          0.00            0.00            0.00            0.00

---------------------
(1) Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity. Otherwise calculated based on Modeling
    Assumptions to be described in the prospectus supplement.
(2) Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:

----------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   MORTGAGE
                                                    LOANS/                       SHADOW
                                 MORTGAGE          MORTGAGED    CUT-OFF DATE     RATING
                                   LOAN     LOAN     REAL         PRINCIPAL      FITCH/
            LOAN NAME             SELLER   GROUP  PROPERTIES      BALANCE(1)     S&P(2)
----------------------------------------------------------------------------------------

 Bank of America Center ........ BOA         1        1/1      $ 130,000,000     AA/AAA
 Lodgian Portfolio 2  .......... MLML        1        1/9         70,536,870      NAP
 U-Haul Portfolio(6) ........... MLML        1       2/34         58,303,184      NAP
 Dallas Market Center .......... BOA         1        1/1         49,875,580    AAA/AAA
 Mall 205 ...................... MLML        1        1/1         44,000,000      NAP
 Sun Communities Portfolio 7
  Crossed Pool(8) .............. BOA         1        5/7         39,822,062      NAP
 Worldgate Centre .............. CDCMC       1        1/1         39,363,219      NAP
 Sun Communities Portfolio 6
  Crossed Pool(10) ............. BOA         1        2/5         39,130,623      NAP
 Prium Office Portfolio ........ MLML        1       1/10         31,769,679      NAP
 Simon-Washington Square
  Mall ......................... BOA         1        1/1         30,693,522      NAP
                                                               -------------
 TOTAL/WEIGHTED AVERAGE ........                               $ 533,494,738

------------------------------------------------------------------------------------------------------
                                    % OF
                                   INITIAL                                LOAN                CUT-OFF
                                  MORTGAGE                              BALANCE                DATE
                                    POOL       PROPERTY      PROPERTY     PER                   LTV
            LOAN NAME              BALANCE       TYPE         SIZE(3)   SF/UNIT      DSCR      RATIO
------------------------------------------------------------------------------------------------------

 Bank of America Center ........     10.4%      Office      1,780,748      234(4)    2.21(5)    49.3(5)
 Lodgian Portfolio 2 ...........      5.7%    Hospitality       1,484   47,532       1.64       72.9
 U-Haul Portfolio(6) ...........      4.7%   Self Storage   1,798,499       32       1.59       65.3
 Dallas Market Center ..........      4.0%       Other      3,179,069       36(7)    2.37(5)    51.0(5)
 Mall 205 ......................      3.5%      Retail        305,103      144       1.26       80.0
 Sun Communities Portfolio 7
  Crossed Pool(8) ..............      3.2%       MHC(9)         1,814   21,953       1.30       76.4
 Worldgate Centre ..............      3.2%      Retail        229,410      172       1.64       67.6
 Sun Communities Portfolio 6
  Crossed Pool(10) .............      3.1%       MHC(9)         1,518   25,778       1.27       72.7
 Prium Office Portfolio ........      2.5%      Office        287,921      110       1.30       75.9
 Simon-Washington Square
  Mall .........................      2.5%      Retail        398,887       77       1.25       68.2
                                     ----                                            ----       ----
 TOTAL/WEIGHTED AVERAGE ........     42.8%                                           1.72       64.6

---------------------
(1)  In the case of each cross-collateralized mortgage loan group, the aggregate cut-off date principal balance of the mortgage loans making up that group.
(2)  Fitch, Inc. and Standard & Poor's Ratings Services have indicated that, in accordance with their respective methodologies, the credit characteristics of the related loan(s), are consistent with the characteristics of the applicable rated obligation.
(3)  Property size is indicated in pads (for manufactured housing community properties), rooms (for hospitality properties) and square feet (for office, self storage and retail properties).
(4)  Based on total principal balance of the loans, including those not included in the trust fund, comprising the related pari passu loan group, exclusive of the $103,000,000 subordinate component of the $253,000,000 A-1 note.
(5)  Such ratios with respect to the Bank of America Center Loan Group and the
     Dallas Market Center Loan Group are based on the aggregate indebtedness of the related Pari Passu Loan Group and exclude the related Junior Portion.
(6)  The U-Haul Portfolio 1 Loan and the U-Haul Portfolio 2 Loan are
     collectively referred to as the U-Haul Portfolio Loans.
(7)  Based on total principal balance of the loans, including those not included in the trust fund, comprising the related pari passu loan group, exclusive of the $26,972,280 subordinate component of the $92,808,045 A-1 note.
(8)  The Sun Communities Portfolio 7 Loan, Sun Communities-Continental North
     Loan, Sun Communities-Continental Estates Loan, Sun Communities-Davison
     Estates Loan and Sun Communities-Forest Meadows Loan are collectively referred to as the Sun Communities Portfolio 7 Crossed Pool Loans.
(9)  Manufactured housing community.
(10) The Sun Communities Portfolio 6 Loan and Sun Communities-Woods Edge Loan
     are collectively referred to as the Sun Communities Portfolio 6 Crossed
     Pool Loans.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

BANK OF AMERICA CENTER

                       [PHOTO OF BANK OF AMERICA CENTER]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                          San Francisco, CA
Property Type                                                             Office
Size (Sq. Ft.)                                                         1,780,748
Percentage Occupancy as of June 1, 2004                                    93.7%
Year Built                                                    1921 / 1969 / 1971
Appraised Value                                                  $845,000,000(1)
# of Tenants                                              35 Office/11 Retail(2)
Average Rent Per Square Foot                            $48 Office/$47 Retail(2)
Underwritten Occupancy                                                     93.8%
Underwritten Revenues                                                $95,289,720
Underwritten Total Expenses                                          $33,245,580
Underwritten Net Operating Income (NOI)                              $62,044,141
Underwritten Net Cash Flow (NCF)                                     $58,464,170
--------------------------------------------------------------------------------

                        [PHOTO OF BANK OF AMERICA CENTER]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                        BOA
 Loan Group                                                                    1
 Origination Date                                              September 2, 2004
 Cut-off Date Principal Balance for Loan Group                   $417,000,000(3)
 Cut-off Date Principal Balance for A-2 Note                        $130,000,000
 Cut-off Date Loan Balance Per SF/Unit                                   $234(3)
 Percentage of Initial Mortgage Pool Balance                              10.4%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate on Loan Group (including the
      Junior Portion)                                                     5.080%
 Mortgage Rate on A-2 Note                                                4.867%
 Amortization Type                                                 Interest only
 IO Period (Months)                                                           84
 Original Term to Maturity (Months)                                           84
 Original Amortization Term (Months)                                           0
 Shadow Rating                                                         AA/AAA(4)
 Lockbox                                                                 Hard(5)
 Cut-off Date LTV Ratio(3,6)                                               49.3%
 LTV Ratio at Maturity(3,6)                                                49.3%
 Underwritten DSCR on NOI(3,7)                                             2.34x
 Underwritten DSCR on NCF(3,8)                                             2.21x
--------------------------------------------------------------------------------

---------------------
(1)  The as stabilized value is expected to be $862,000,000 as of September 1,
     2005.
(2)  Information obtained from underwritten rent roll and borrower.
(3)  Based on the aggregate principal balance of the senior notes evidencing the
     Bank of America Center Loan Group but excluding the $103,000,000 junior portion of the $253,000,000 A-1 note.
(4)  Fitch, Inc. and Standard & Poor's Ratings Services have indicated that in accordance with their respective methodologies, the credit characteristics of the Bank of America Center Mortgage Loan are consistent with the characteristics of AA/AAA obligations, respectively.
(5)  The Bank of America Center Mortgage Loan is structured with a lockbox account and a cash management account under the control of the lender into which the related borrower has irrevocably authorized the lender to transfer on each business day by wire transfer all collected and available balances in the lockbox account and cash management account to be held until disbursed by the lender on each scheduled monthly payment day pursuant to payment priorities set forth under the related mortgage loan documents. If an event of default under the related mortgage loan documents has occurred and is continuing, the related borrower has irrevocably authorized the lender to make any and all withdrawals from the lockbox account and cash management account and transfer between any of the escrow reserve accounts as the lender has determined in its sole and absolute discretion.
(6)  If the junior portion had been included in the calculation, the resulting
     Cut-off Date LTV Ratio and/or LTV at maturity would have been 61.5%.
(7)  The loan is interest-only for its entire term. If debt service had been calculated on such interest-only payments, the resulting Underwritten DSCR on NOI would have been approximately 3.01x. If the DSCR had been calculated based on interest-only payments and the junior portion had been included in the calculation, then the resulting Underwritten DSCR on NOI would have been approximately 2.32x.
(8)  The loan is interest-only for its entire term. If debt service payments had been calculated on such interest-only payment, the resulting Underwritten
     DSCR on NCF would have been approximately 2.84x. If the DSCR had been calculated based on interest-only payments and the junior portion had been included in the calculation, then the resulting Underwritten DSCR on NCF would have been approximately 2.18x.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                    [MAP OF BANK OF AMERICA CENTER OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Bank of America Center Loan") is evidenced by one of a series of notes secured by a first mortgage encumbering a Class A central business district office complex located in San Francisco, California
(the "Bank of America Center Property"). The Bank of America Center Loan, also referred to as the "A-2 note" for purposes of this discussion, has a principal balance of $130,000,000 as of the cut-off date (shadow rated "AAA" and "AA" by
S&P and Fitch, respectively), is pari passu with a $150,000,000 senior portion of a $253,000,000 A-1 note and with a $137,000,000 A-3 note. The other senior notes, the senior portion of the A-1 note in the amount of $150,000,000 and the
A-3 note in the amount of $137,000,000, have the same interest rate, maturity date, and amortization term as the Bank of America Center Loan and are held outside of the trust. The remaining $103,000,000 of the A-1 note balance (the junior portion) is subordinate to the senior portion of the A-1 note, the entire A-2 note and the entire A-3 note. There is also $230,000,000 of mezzanine debt. The Bank of America Center Loan represents approximately 10.4%
of the initial mortgage pool balance and approximately 12.2% of the initial loan group 1 balance. The Bank of America Center Loan was originated on
September 2, 2004 and has a principal balance as of the cut-off date of approximately $520,000,000. The Bank of America Center Loan has a remaining term of 82 months to its maturity date of September 1, 2011. The Bank of
America Center Loan may be prepaid on or after June 1, 2011, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust into which the A-3 note is placed.

THE BORROWER. The borrower, 555 California Owners LLC (the "Bank of America
Center Borrower"), is a single-purpose, bankruptcy-remote entity with two independent directors, for which the Bank of America Center Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The Bank of
America Center Borrower is owned 100% in succession by five mezzanine ownership entities (555 California Mezz-1 LLC, 555 California Mezz-2 LLC, 555 California
Mezz-3 LLC, 555 California Mezz-4 LLC, and 555 California Mezz-5 LLC,
respectively), each a Delaware limited liability company. 555 California Street
LLC is owned: 2% by two entities, Shorenstein Capital 555 LLC and Shorenstein
555 California LLC, controlled and owned by Shorenstein Company LLC; and 98%
owned by two entities, Giants Equities LLC and Warrior Equities LLC, controlled by Mark Karasick, a Borrower Principal, and wholly owned by Mark Karasick, IPC
(US), Inc. ("IPC"), and certain other investors. It is anticipated that such
98% owners or their affiliates will eventually acquire the other 2% from the
Shorenstein owners. David Yisrael is also a Borrower Principal. Mark Karasick has been a New York City-based real estate syndicator for the past 15 years.
IPC is a subsidiary of the Toronto, Canada-based IPC US REIT. IPC US REIT beneficially owns an 89.0% economic interest in IPC (US), Inc. IPC has ownership interests in, and manages, 32 buildings in the United States (26 office and six retail) containing a total of 7.6 million square feet of rentable space. As a San Francisco-based private owner and operator of Class A office buildings in the United States with a portfolio of more than 17 million square feet, Shorenstein Company LLC, through its affiliates, has owned and managed the Bank of America Center Property for over 15 years.

THE PROPERTY. The Bank of America Center Property consists of the fee simple interest in a 1,780,748 square foot Class A central business district office complex. The collateral is comprised of three buildings: (1) 555 California
Street, a 1,488,619 square foot, 52-story Class A office building with retail constructed in 1969; (2) 315 Montgomery Street, a 228,160 square foot, 16-story
Class B office building with street level retail constructed in 1921 and renovated for approximately $26 million in 1996; and (3) 345 Montgomery Street, a 63,969 square foot, three-story Bank of America branch constructed in 1971.
The complex has on-site parking for 450 cars in a three level subterranean garage. The collateral is situated on approximately 2.8 acres in the North of
Market Area Financial District in downtown San Francisco, California. At underwriting, the Bank of America Center Property was 93.8% leased to 35 office tenants at an average rent of $48.41 per square foot (full service gross) and
11 retail tenants at an average rent of $47.49 per square foot (NNN).

The Bank of America Center Borrower, at its sole cost and expense, is required to keep the Bank of America Center Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. Each of the insurance policies required under the Bank of
America Center Loan must contain clauses or endorsements to the effect that the related policy does not have an exclusion for acts of terrorism or similar acts of sabotage.

The following table presents certain information relating to the major tenants at the Bank of America Center Property.

                                                              TENANT(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CREDIT
                                                                  RATINGS            SQUARE      % OF     BASE RENT      LEASE
          TENANT NAME                   PARENT COMPANY        FITCH/S&P/MOODY'S(2)    FEET       NRA         PSF      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

 Bank of America, N.A. ........   Bank of America Corporation     AA-/A+/Aa2         662,524    37.2%      $ 41.59     9/30/2015(3)
 Goldman, Sachs & Co. .........  The Goldman Sachs Group, Inc     AA-/A+/Aa3          90,504     5.1%      $ 60.83     8/31/2010
 Morgan Stanley & Co ..........         Morgan Stanley            AA-/A+/Aa3          85,347     4.8%      $ 65.88    10/31/2011
-----------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Information obtained from underwritten rent roll except credit ratings.
(2)  Ratings provided for the entity listed in the "parent company" column whether or not the parent company guarantees the lease.
(3)  Excluding one lease for 3,480 square feet representing 0.5% of the total
     Bank of America leased space.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Bank of America Center Property.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE(1)
                                                       --------------------------

                      NUMBER     SQUARE      % OF                  % OF BASE    CUMULATIVE  CUMULATIVE    CUMULATIVE   CUMULATIVE %
                    OF LEASES     FEET        GLA        BASE RENT    RENT      SQUARE FEET   % OF NRA     BASE RENT   OF BASE RENT
       YEAR         EXPIRING(2) EXPIRING   EXPIRING      EXPIRING   EXPIRING      EXPIRING    EXPIRING     EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........     NAP       111,178      6.2%         NAP         NAP         111,178       6.2%        NAP            NAP
 2004 ............      16        14,689      0.8%     $   586,656     0.7%        125.867       7.1%     $   586,656       0.7%
 2005 ............      19        68,810      3.9%     $ 3,590,832     4.4%        194,677      10.9%     $ 4,177,488       5.2%
 20063............      25       201,448     11.3%(3)  $11,717,624    14.5%        396,125      22.2%     $15,895,112      19.6%
 2007 ............       6        87,061      4.9%     $ 4,028,880     5.0%        483,186      27.1%     $19.923,992      24.6%
 2008 ............       7        52,236      2.9%     $ 2,631,923     3.2%        535,422      30.0%     $22,555,914      27.8%
 2009 ............      19       116,600      6.5%     $ 3,843,736     4.7%        652,022      36.5%     $26,399,650      32.6%
 2010 ............      12       137,126      7.7%     $ 8,943,889    11.0%        789,148      44.2%     $35,343,539      43.6%
 2011 ............       7       121,002      6.8%     $ 9,635,731    11.9%        910,150      51.0%     $44,979,270      55.5%
 2013 ............       4        64,516      3.6%     $ 3,132,905     3.9%        974,666      54.6%     $48,112,175      59.4%
 2014 ............       1        24,817      1.4%     $   992,680     1.2%        999,438      56.0%     $49,104,855      60.6%
 Thereafter ......      28       784,564     44.0%     $31,926,843    39.4%      1,784,047       100%     $81,031,698       100%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL ...........     144     1,784,047       100%    $81,031,698     100%      1,784,047       100%      81,031,698       100%
------------------------------------------------------------------------------------------------------------------------------------

THE MARKET(4). The Bank of America Center Property is located in the Financial
District of downtown San Francisco, San Francisco County, California.
Population growth in San Francisco County exhibited a 1.5% increase between
1990 and 2003 with a total population of 751,700 as of 2003. The County is projected to grow at an annual rate of 0.3% through 2008 to an estimated population of 763,700. Major economic drivers and employment sectors in the area are financial activities, professional & business services, and leisure &
hospitality. The largest employers in San Francisco County are University of
California, San Francisco (8,600), Wells Fargo & Company (7,300), Bank of
America Corporation (5,900), AT&T (5,200), and UCSF Medical Center (5,000).

The San Francisco office market inventory contains 71.0 million square feet of space, which ranks the market among the top ten in the nation. The majority of
San Francisco's office space, 48.2 million square feet or two-thirds of the total inventory, is located in its two central business district sub-markets:
North of Market Area ("NOMA") Financial District sub-market and South of Market
Area ("SOMA") Financial District sub-market. The Bank of America Center
Property is located in the North of Market Area Financial District on a full block site bounded by California Street to the north, Montgomery Street to the east, Pine Street to the south, and Kearny Street to the west.

---------------------
(1)  Information obtained from underwritten rent roll.
(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.
(3)  Shearman and Sterling is currently on the rent roll for 46,275 square feet of space. Sidley Austin Brown & Wood has signed a lease for such square footage after Shearman and Sterling vacates.
(4)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to Bank of America Center Loan:

--------------------------------------------------------
                   ESCROWS / RESERVES
                   ------------------

  TYPE:                          INITIAL       MONTHLY
--------------------------------------------------------
  Taxes ....................  $  5,023,137    $ 837,190
  Insurance ................  $          0    $ 212,272
  Immediate Repairs ........  $    389,250    $       0
  Capital Expenditures .....  $  6,175,000    $  40,856
  Leasing Reserve ..........  $ 10,000,000    $ 148,566
--------------------------------------------------------

PROPERTY MANAGEMENT. Shorenstein Realty Services, L.P., an affiliate of the
Bank of America Center Borrower, manages the subject property. Headquartered in
San Francisco, CA, and in business for over 80 years, Shorenstein Realty
Services is the wholly owned property services affiliate of Shorenstein Company
LLC, a private owner and operator of Class A office buildings in the United
States with a portfolio of more than 17 million square feet. Founded in the
1920's as a brokerage and management company, Shorenstein Company is engaged in all aspects of office building investment, development, financing, leasing, construction, and management. Since the early 1960's, the company has been an active investor in office projects. Shorenstein Realty Services provides leasing, management and construction services to all of Shorenstein Company's properties.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

LODGIAN PORTFOLIO 2

                       [LODGIAN PORTFOLIO 2 PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Properties                                                 9
Location (City/State)                                                  See table
Property Type                                                        Hospitality
Size (Rooms)                                                               1,484
Percentage Occupancy as of June 30, 2004                                   67.6%
Year Built                                                             See table
Appraised Value                                                      $96,800,000
Underwritten Occupancy                                                     67.6%
Underwritten Revenues                                                $45,001,800
Underwritten Total Expenses                                          $33,718,927
Underwritten Net Operating Income (NOI)                              $11,282,874
Underwritten Net Cash Flow (NCF)                                     $ 9,482,802
--------------------------------------------------------------------------------

                       [LODGIAN PORTFOLIO 2 PHOTO OMITTED]

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                 October 1, 2004
Cut-off Date Principal Balance                                       $70,536,870
Cut-off Date Loan Balance Per Key                                    $ 47,531.58
Percentage of Initial Mortgage Pool Balance                                 5.7%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             6/3
Mortgage Rate                                                             6.577%
IO Period (Months)                                                             0
Amortization Type                                                        Balloon
Original Term to Maturity (Months)                                            57
Original Amortization Term (Months)                                          297
Lockbox                                                                  Hard(1)
Cut-off Date LTV Ratio                                                     72.9%
LTV Ratio at Maturity                                                      66.8%
Underwritten DSCR on NOI                                                   1.95x
Underwritten DSCR on NCF                                                   1.64x
--------------------------------------------------------------------------------

---------------------
(1)  The loan is structured with a lockbox account into which all revenues from the properties are required to be deposited. Following funding of reserve accounts for impositions and insurance, monthly servicing fees and debt service, a reserve for furniture, fixtures and equipment ("FF&E"), a reserve for monthly operating expenses per budget and the mezzanine loan debt service reserve (provided that no Cash Trap Trigger Event or event of default has occurred and is continuing) remaining amounts in the lockbox are required to be paid to borrowers. Upon the occurrence of a Cash Trap
     Trigger Event, amounts remaining in the lockbox account after funding all reserves are swept into a cash trap reserve account controlled by the lender. Amounts funded into the reserve for operating expenses shall be released to the borrowers on a daily basis in accordance with the applicable approved budget. A "Cash Trap Trigger Event" occurs as of the end of any calendar quarter when the debt yield (net cash flow divided by the outstanding principal amount of the loan and 26.10% of the principal balance of the mezzanine loan) is less than the minimum debt yield (year 1
     -- 9%; year 2 -- 10%; year 3 -- 11%; year 4 -- 12%; and year 5 -- 13%) for the trailing twelve month period, and will continue to exist until the minimum debt yield test is satisfied for three consecutive calendar quarters (on a trailing twelve month basis). During a Cash Trap Trigger
     Event, borrower has access to the reserve established for replacement of
     FF&E provided that appropriate reporting requirements are satisfied and all amounts are expended in accordance with the applicable FF&E budget approved by lender.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                      [MAP OF LODGIAN PORTFOLIO 2 OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Lodgian Portfolio 2 Loan") is secured by a first mortgage loan on the fee interest in four full service hotels, one limited service hotel and one extended stay service hotel and leasehold interests in three full service hotels (each, a "Lodgian Portfolio 2 Property"
and collectively the "Lodgian Portfolio 2 Properties") totaling 1,484 rooms.
The Lodgian Portfolio 2 Loan represents approximately 5.7% of the initial mortgage pool balance and approximately 6.6% of the initial loan group 1 balance. The Lodgian Portfolio 2 Loan was originated on June 25, 2004, and amended and restated as of October 1, 2004, and has a principal balance as of the cut-off date of $70,536,870.16. The Lodgian Portfolio 2 Loan has a remaining term of 56 months and a scheduled maturity date of July 1, 2009. The
Lodgian Portfolio 2 Loan may be prepaid on or after May 1, 2009, and permits defeasance with United States government obligations beginning two years after the securitization of the Lodgian Portfolio 2 Loan.

THE BORROWER. The borrowers (the "Lodgian Portfolio 2 Borrowers") are eight special purpose entities (see table below), owned and controlled indirectly by
Lodgian, Inc. (AMEX: LGN). Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Lodgian
Portfolio 2 Loan. Lodgian, Inc. ("Lodgian" or the "Sponsor") was formed as a new parent company in conjunction with the merger of Servico, Inc. and Impac
Hotel Group, LLC in December 1998. Servico was incorporated in Delaware in 1956 and was an owner and operator of hotels under a series of different entities.
Impac was a private hotel ownership, management and development company organized in Georgia in 1997 through a reorganization of predecessor entities.

The Sponsor and substantially all of its subsidiaries that owned hotels filed for voluntary reorganization under Chapter 11 of the Bankruptcy Code on
December 20, 2001. At the time of the filing, the portfolio consisted of 106 hotels. Lodgian emerged from Chapter 11 in two phases; first, 78 hotels emerged from Chapter 11 on November 25, 2002, then 18 hotels emerged from Chapter 11 on
May 22, 2003. As of August 12, 2004, Lodgian and its affiliates own interests in approximately 87 hotels. As of August 12, 2004, Lodgian's total market capitalization was approximately $238 million.

THE PROPERTIES. The Lodgian Portfolio 2 Loan is collateralized by 9 properties containing a total of 1,484 rooms. The properties are located in 8 states and are operated under franchises obtained from nationally recognized hotel brands.
The following tables present certain information relating to the Lodgian
Portfolio 2 Properties.

------------------------------------------------------------------------------------------------------------------------------------
                                                     PORTFOLIO PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     YEAR BUILT /
                                                                        ALLOCATED          YEAR
                PROPERTY NAME            PROPERTY LOCATION     ROOMS     BALANCE         RENOVATED              BORROWER
------------------------------------------------------------------------------------------------------------------------------------

 Crowne Plaza - Albany .................     Albany, NY         384    $23,223,297       1981/2001          Albany Hotel, Inc.
 Holiday Inn - BWI Airport .............    Linthicum, MD       259    $21,251,442       1973/2000    Lodgian Hotels Fixed II, Inc.
 Residence Inn - Dedham ................     Dedham, MA         81     $ 5,529,356          1998       Dedham Lodging Associates I,
                                                                                                            Limited Partnership
 Courtyard by Marriott - Tulsa .........      Tulsa, OK         122    $ 5,016,734          1997             Lodgian Tulsa LLC
 Courtyard by Marriott - Lafayette .....    Lafayette, LA       90     $ 5,897,648          1997           Lodgian Lafayette LLC
 Holiday Inn - Pittsburgh ..............   Pittsburgh, PA       201    $ 3,571,437       1972/2001    Apico Inns of Green Tree, Inc.
 Marriott Fairfield Inn - Augusta ......     Augusta, GA        117    $ 2,189,844          1990            Lodgian Augusta LLC
 Holiday Inn - York ....................      York, PA          100    $ 2,463,575       1970/1999     AMI Operating Partners, L.P.
 Holiday Inn - E. Hartford .............  East Hartford, CT     130    $ 1,393,537       1974/2001     AMI Operating Partners, L.P.
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL .................................                       1,484   $70,536,870
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                          OPERATIONAL STATISTICS
----------------------------------------------------------------------------------------------------------
                                                                                     TRAILING
                                                                                    12-MONTH
                                      2000        2001        2002        2003      JUNE 2004        UW
----------------------------------------------------------------------------------------------------------

  Average Daily Rate (ADR)(1)....    $87.63      $88.68      $87.04      $88.13       $88.16       $90.68
  Occupancy%(1) .................    69.4%       65.9%       68.8%       66.5%        67.6%        67.6%
  RevPAR(1) .....................    $60.81      $58.44      $59.88      $58.57       $59.56       $61.26
----------------------------------------------------------------------------------------------------------

---------------------
(1)  As provided by the Lodgian Portfolio 2 Borrowers.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                      PENETRATION INDICES(1)
-------------------------------------------------------------------------------------------------
 PROPERTY NAME                                  ADR INDEX      OCCUPANCY INDEX      REVPAR INDEX
-------------------------------------------------------------------------------------------------

 Crowne Plaza - Albany .....................       96%              101%                97%
 Holiday Inn - BWI Airport .................       92%              108%                99%
 Residence Inn - Dedham ....................      108%              128%                139%
 Courtyard by Marriott - Tulsa .............      115%              110%                126%
 Courtyard by Marriott - Lafayette .........      132%              122%                161%
 Holiday Inn - Pittsburgh ..................      102%              109%                111%
 Marriott Fairfield Inn - Augusta ..........      105%               91%                95%
 Holiday Inn - York ........................       99%              104%                102%
 Holiday Inn - E. Hartford .................       96%              104%                100%
-------------------------------------------------------------------------------------------------
 WEIGHTED AVERAGE ..........................      100%              106%                106%
-------------------------------------------------------------------------------------------------

THE MARKET.(2) The Crowne Plaza property is located at 30 Lodge Street in the city of Albany, in Albany County, New York in the Albany Metropolitan
Statistical Area (MSA). The subject property is in the southwest quadrant of
State and Lodge Streets in downtown Albany. According to the STAR Report, the
June 2004 trailing twelve-month (TTM) average for the competitive set in occupancy, average daily room rate and RevPAR was 71.8%, $109.34 and $78.56, respectively.

The Holiday Inn BWI Airport property is located at 890 Elkridge Landing Road in
Linthicum, MD in the Baltimore MSA. The subject property is in the community of
Linthicum, less than a mile from the BWI Airport terminal. According to the STAR
Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 74.4%, $103.23 and $76.82, respectively.

The Residence Inn Dedham property is located at 259 Elm Street in the city of
Dedham, in Norfolk County, Massachusetts in the Boston MSA. The subject property is approximately 23 miles south of downtown Boston. According to the STAR
Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 58.9%, $92.66 and $54.60, respectively.

The Courtyard by Marriott Tulsa property is located at 3340 South 79th East
Avenue in the city of Tulsa, in Tulsa County, Oklahoma in the Tulsa MSA. The
subject property is approximately five miles from the Tulsa International
Airport and approximately 10 miles from downtown Tulsa. According to the STAR
Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 58.0%, $61.85 and $35.90, respectively.

The Courtyard by Marriott Lafayette property is located at 214 East Kaliste
Saloom Road in the city of Lafayette, in Lafayette Parish, Louisiana in the
Lafayette, LA MSA. The subject property is approximately two miles southwest of
Lafayette Regional Airport and approximately three miles south of the center of
Lafayette. According to the STAR Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR 64.6%, $64.26 and
$41.53, respectively.

The Holiday Inn Pittsburgh property is located at 401 Holiday Drive in Allegheny
County, Pennsylvania in the Pittsburgh MSA. The subject property is approximately three miles southwest of downtown Pittsburgh and 15 miles east of
Pittsburgh International Airport. According to the STAR Report, the June 2004
TTM average for the competitive set in occupancy, average room rate and RevPAR was 46.3%, $69.86 and $32.34, respectively.

The Marriott Fairfield Inn Augusta property is located at 201 Boy Scout Road in the city of Augusta, in Richmond County, Georgia in the Augusta-Aiken MSA. The
subject property is about 1/2 mile west of Interstate 20 (the principal east-west artery in the MSA) and 6 miles northwest of downtown Augusta.
According to the STAR Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 58.4%, $55.71 and $32.55, respectively.

The Holiday Inn York property is located at 334 Arsenal Road in the city of
York, in York County, Pennsylvania in the York MSA. The subject property is located in the northern portion of the city of York in the Township of
Springettsbury. According to the STAR Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 57.1%, $73.32 and $41.87, respectively.

The Holiday Inn East Hartford property is located at 363 Roberts Street in
Hartford County, Connecticut in the Hartford MSA. The subject property is approximately two miles east of downtown Hartford. According to the STAR Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 62.5%, $81.96 and $51.23, respectively.

---------------------
(1)  Lodgian Portfolio 2 Properties ADR, Occupancy and RevPAR statistics as compared to Competitive Set ADR, Occupancy and RevPAR information obtained from Smith Travel Research's STAR Reports as of June 2004.
(2)  Certain information is from the third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Lodgian Portfolio 2 Loan:

----------------------------------------------------------------------
                          ESCROWS/RESERVES
                          ----------------

 TYPE:                                     INITIAL         MONTHLY
----------------------------------------------------------------------
  Taxes: ............................  $    300,000      $  82,600
  Insurance: ........................  $    538,200      $  46,200
  Ground Rent: ......................  $    482,542      $ 168,152
  Capital Expenditure / FF&E: .......  $  3,329,429(1)           4%(2)
  Environmental: ....................  $      1,238      $       0
----------------------------------------------------------------------

ADDITIONAL DEBT. A mezzanine loan (the "Lodgian Mezzanine Loan") in the amount of one hundred dollars ($100.00) was advanced by Merrill Lynch at the time of the closing of the Lodgian Portfolio 2 Loan. The Lodgian Mezzanine Loan is
secured by pledges of the ownership interests in the Lodgian Portfolio 2
Borrowers and the borrowing entities under three other fixed rate mortgage loans, one of which has been securitized (the "Lodgian Securitized Loan") and two of which Merrill Lynch still owns (the "Lodgian Future Securitized Loans"), advanced to affiliates of the Lodgian Portfolio 2 Borrowers by Merrill Lynch
simultaneously with the origination of the Lodgian Portfolio 2 Loan. Merrill
Lynch has the right to increase the Lodgian Mezzanine Loan balance in connection with a corresponding reduction in first mortgage debt across the Lodgian Future
Securitized Loans.

CASH TRAP RESERVE. Excess cash flow will be trapped in a cash trap reserve account if debt yield is less than (a) 9% during the first year of the Lodgian
Portfolio 2 Loan term, (b) 10% during the second year of the Lodgian Portfolio 2
Loan term, (c) 11% during the third year of the Lodgian Portfolio 2 Loan term,
(d) 12% during the fourth year of the Lodgian Portfolio 2 Loan term and (e) 13%
during the fifth year of the Lodgian Portfolio 2 Loan term. To avoid a cash trap, the Lodgian Portfolio 2 Borrowers may make a principal prepayment in an amount equal to the greater of (a) 1% of the aggregate outstanding principal balance of the Lodgian Portfolio 2 Loan and the Lodgian Mezzanine Loan and (b)
120% of the amount sufficient to cause the debt yield to equal the applicable minimum required debt yield. Prepayment consideration equal to the greater of 1%
of the amount being prepaid and yield maintenance on such amount shall be payable on any such principal prepayment made to avoid a cash trap. Amounts on deposit in the cash trap reserve may be applied, at the Lodgian Portfolio
Borrowers' election, to pay scheduled payments of principal and interest, not to exceed $525,000 in the aggregate under the Lodgian Portfolio 2 Loan and the allocable portion of the Lodgian Mezzanine Loan, or capital expenditures approved by the lender.

PROPERTY MANAGEMENT. Lodgian Management Corporation (the "Manager") is the
property manager for all of the Lodgian Portfolio 2 Properties. The Manager
manages Lodgian's approximately 87 hotels, with an aggregate of over 16,000 rooms, located in approximately 30 states and Canada. The Manager's hotels are primarily full-service properties that offer food and beverage services, meeting space and banquet facilities that compete in the midscale and upscale market segments of the lodging industry. The Manager operates all but three of its hotels under franchises obtained from nationally recognized hospitality franchisors. The Manager has subordinated the management agreements and its fees payable thereunder and agreed that the lender may terminate it as property manager with respect to any or all of the Lodgian Portfolio 2 Properties upon the occurrence of an event of default under the Lodgian Portfolio 2 Loan.

---------------------
(1)  Includes (i) immediate repair costs of $795,563 and (ii) capital improvements of $2,533,866.
(2)  Based on operating revenues generated from the Lodgian Portfolio 2
     Properties for the prior calendar month.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                     [U-HAUL PORTFOLIO LOANS PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           34
Location (City/State)                                                  See table
Property Type                                                       Self Storage
Size (Square Feet)                                                     1,798,499
Percentage Occupancy as of various
  occupancy dates                                                       79.0%(1)
Year Built                                                             See table
Average Rent Per Unit                                                     $82.67
Appraised Value                                                      $89,240,000
Underwritten Revenues                                                $13,824,870
Underwritten Total Expenses                                           $5,928,635
Underwritten Net Operating Income (NOI)                               $7,896,236
Underwritten Net Cash Flow (NCF)                                      $7,625,457
--------------------------------------------------------------------------------

                     [U-HAUL PORTFOLIO LOANS PHOTO OMITTED]

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Loan Group                                                                    1
 Origination Date                                                  June 30, 2004
 Aggregate Cut-off Date Principal Balance                            $58,303,184
 Cut-off Date Loan Balance Per Square Foot                                   $32
 Percentage of Initial Mortgage Pool Balance                                4.7%
 Number of Mortgage Loans                                                      2
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                                            6.625%
 Amortization Type                                                       Balloon
 IO Period (Months)                                                            0
 Original Term to Maturity (Months)                                          120
 Original Amortization Term (Months)                                         300
 Lockbox                                                  Soft-Springing Hard(2)
 Cut-off Date LTV Ratio(3)                                                 65.3%
 LTV Ratio at Maturity(3)                                                  51.9%
 Underwritten DSCR on NOI(3)                                               1.64x
 Underwritten DSCR on NCF(3)                                               1.59x
--------------------------------------------------------------------------------

---------------------
(1)  Occupancy is based on square footage.
(2)  The loan is structured with a springing lockbox account under the control of the lender into which all rents, revenues, and receipts from the U-Haul
     Portfolio Properties are required to be deposited following the occurrence of a Trigger Event. The lender is authorized to transfer all collected and available balances from the lockbox account to the cash management account to be held until disbursed by the lender. On each monthly debt service payment date, any funds remaining after payment of debt service, escrows/reserves, fees/expenses, and other amounts due under the loan agreement ("Residual Funds") are disbursed to the U-Haul Portfolio Borrower provided no event of default is continuing. Upon the occurrence and during the continuance of an event of default, all funds in the lockbox and cash management accounts shall remain under the control of the lender and may be applied to the loan by the lender in its sole discretion. A "Trigger Event"
     occurs upon the earliest to occur of (a) an event of default under the mortgage loan documents or (b) the date on which the aggregate debt service coverage falls below 1.15:1.0.
(3)  Weighted average of both loans.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                     [MAP OF U-HAUL PORTFOLIO LOANS OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                     [MAP OF U-HAUL PORTFOLIO LOANS OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       28

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (the "U-Haul Portfolio 1 Loan" and the "U-Haul
Portfolio 2 Loan" and collectively, the "U-Haul Portfolio Loans") are evidenced by two notes that are cross-collateralized and cross-defaulted with each other and that are secured by first mortgages or deeds of trusts encumbering 34 self storage facilities (each, a "U-Haul Property" and collectively, the "U-Haul
Properties") located in 16 states throughout the United States of America. The
U-Haul Portfolio Loans represent approximately 4.7% of the initial mortgage pool balance and approximately 5.5% of the initial loan group 1 balance . The
U-Haul Portfolio Loans were originated on June 30, 2004 and have a principal balance as of the cut-off date of approximately $58,303,183.93.

Each U-Haul Portfolio Loan has a remaining term of 116 months to its anticipated maturity date of July 1, 2014. The U-Haul Portfolio Loans permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWERS. The borrower for the U-Haul Portfolio 1 Loan is Three-D SAC
Self-Storage Limited Partnership (the "U-Haul Portfolio 1 Borrower") and the
borrower for the U-Haul Portfolio 2 Loan is Three-A SAC Self-Storage Limited
Partnership (the "U-Haul Portfolio 2 Borrower") (collectively, the "U-Haul
Portfolio Borrowers"). The U-Haul Portfolio 1 Borrower is 1% owned by Three-D
SAC Self-Storage GP Corporation and 99% owned by SAC Holding Corporation. The
U-Haul Portfolio 2 Borrower is 1% owned by Three-A SAC Self Storage GP
Corporation and 99% owned by SAC Holding Corporation. Legal counsel to the
U-Haul Portfolio Borrowers delivered a non-consolidation opinion in connection with the origination of the U-Haul Portfolio Loans. SAC Holding Corporation,
and its affiliates, is primarily engaged in the ownership of self-storage facilities throughout the United States and Canada. The properties are managed by a subsidiary of U-Haul International, Inc., a wholly owned subsidiary of
AMERCO (NasdaqNM: UHAL).

THE PROPERTIES. The U-Haul Properties consists of 34 self storage facilities located across sixteen states. There are a total of 15,767 units with a weighted average occupancy of 79.0%. On average, there are 464 units per location. Facilities range in size from 216 to 1,025 units. The two largest state concentrations are Florida with eight facilities totaling 3,664 units
(23.24%), and Texas with five facilities totaling 3,140 units (19.92%).

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the U-Haul
Properties:

------------------------------------------------------------------------------------------------------------------------------------
                                                      U-HAUL PORTFOLIO POOL #1
                                                        PORTFOLIO PROPERTIES
                                                        --------------------

                                                            YEAR BUILT/                          AVERAGE                  APPRAISED
               PROPERTY NAME                 LOCATION        RENOVATED        SF     % OF SF   RENT/UNIT(1) OCCUPANCY(2)   VALUE(1)
------------------------------------------------------------------------------------------------------------------------------------

U-Haul Storage Of Sunrise ............     Sunrise, FL        1985         96,420     10.46%    $ 103.83        79.9%    $ 7,280,000
U-Haul Storage Colmar ................     Colmar, PA         1995         70,675      7.67%    $  89.28        80.4%    $ 5,600,000
U-Haul Storage Country Club ..........   Carrollton, TX       1983         77,428      8.40%    $  75.72        82.9%    $ 3,930,000
U-Haul Storage 47th Avenue and
  Highway 99 .........................   Sacramento, CA       1982         57,360      6.22%    $  87.09        84.8%    $ 3,750,000
U-Haul Storage Cedar Ridge ...........   Duncanville, TX      1987         68,175      7.39%    $  72.74        80.2%    $ 2,850,000
U-Haul Storage Ferndale ..............    Ferndale, WA        1972         49,365      5.35%    $  97.78        88.6%    $ 2,540,000
U-Haul Storage Keller Lake ...........    Maplewood, MN       1980         49,925      5.42%    $  89.31        73.1%    $ 2,500,000
U-Haul Storage Ocala .................      Ocala, FL         1987         61,334      6.65%    $  76.80        90.1%    $ 2,220,000
U-Haul Storage Franklin Park .........     Toledo, OH         1989         38,540      4.18%    $  92.03        89.9%    $ 2,110,000
U-Haul Storage Worthington Galena ....   Worthington, OH      1990         52,100      5.65%    $  83.17        81.2%    $ 2,010,000
U-Haul Storage Riverdale .............  College Park, GA      1985         41,375      4.49%    $  74.66        78.3%    $ 1,930,000
U-Haul Storage Tilton ................     Tilton, NH      1987/ 1989      27,500      2.98%    $  82.96        74.9%    $ 1,700,000
U-Haul Stg Granville Station .........    Milwaukee, WI       1990         46,850      5.08%    $  79.13        83.4%    $ 1,600,000
U-Haul Storage Holyoke ...............     Holyoke, MA     1920/ 2000      51,271      5.56%    $  46.71        70.6%    $ 1,510,000
U-Haul Storage Spring Hill ...........   Brooksville, FL      1988         32,129      3.49%    $  70.89        90.3%    $ 1,460,000
U-Haul Storage Longwood ..............    Longwood, FL        1989         35,980      3.90%    $  83.78        60.7%    $ 1,430,000
U-Haul Storage South Loop 29 .........     Temple, TX      1992/ 1994      31,610      3.43%    $  76.59        80.3%    $ 1,320,000
U-Haul Storage Moon Lake .............     Hudson, FL         1985         33,875      3.67%    $  59.26        90.9%    $ 1,240,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE ...............                                    921,912    100.00%    $  84.99        81.3%    $46,980,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      U-HAUL PORTFOLIO POOL #2
                                                        PORTFOLIO PROPERTIES
                                                        --------------------

                                                             YEAR BUILT/                        AVERAGE                   APPRAISED
               PROPERTY NAME                 LOCATION         RENOVATED      SF      % OF SF   RENT/UNIT(1) OCCUPANCY(2)   VALUE(1)
------------------------------------------------------------------------------------------------------------------------------------

U-Haul Storage Route 9 ...............    Toms River, NJ      1988-2001    72,943      8.32%    $ 138.42        75.4%    $ 5,630,000
U-Haul Storage Hefner ................   Oklahoma City, OK      1977      148,720     16.97%    $  65.52        67.9%    $ 3,720,000
U-Haul Storage N Royalton ............  North Royalton, OH      1990       56,260      6.42%    $ 105.56        78.0%    $ 3,580,000
U-Haul Storage Orangethorpe ..........     Fullerton, CA        1980       43,875      5.01%    $  85.91        89.2%    $ 3,560,000
U-Haul Storage Ayer ..................       Ayer, MA         1983-1987    42,275      4.82%    $  87.47        88.4%    $ 3,520,000
U-Haul Storage Swansea ...............      Swansea, MA         1988       44,720      5.10%    $  95.62        82.3%    $ 3,310,000
U-Haul Storage Eustis ................      Eustis, FL          1988       62,492      7.13%    $ 113.67        88.7%    $ 3,180,000
U-Haul Center Research Blvd ..........      Austin, TX          1981       70,719      8.07%    $  71.02        63.6%    $ 2,700,000
U-Haul Storage Butler Street .........    Chesapeake, VA        1987       46,020      5.25%    $  90.38        83.8%    $ 2,320,000
U-Haul Storage Seminole ..............     Seminole, FL         1990       56,399      6.43%    $  73.49        82.4%    $ 2,300,000
U-Haul Storage Alta Mesa .............    Fort Worth, TX     1986 / 2002   53,255      6.08%    $  74.07        63.7%    $ 2,000,000
U-Haul Storage Harry Hines Blv .......      Dallas, TX          1983       37,479      4.28%    $  77.82        89.4%    $ 1,370,000
U-Haul Storage Kingston ..............     Kingston, NY         1985       27,350      3.12%    $ 105.04        85.7%    $ 1,340,000
U-Haul Storage Stratford Sq ..........   Hanover Park, IL       1984       32,400      3.70%    $  72.41        76.5%    $ 1,280,000
U-Haul Storage Route 2 ...............    Leominster, MA        1987       28,260      3.22%    $  83.96        70.9%    $ 1,250,000
U-Haul Storage Hudson ................      Hudson, FL          1986       53,420      6.09%    $  60.26        71,4%    $ 1,200,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE ...............                                    876,587    100.00%    $  80.64        76.7%    $42,260,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 U-HAUL PORTFOLIO 1 AND U-HAUL PORTFOLIO 2 TOTAL/WEIGHTED AVERAGE ..... 1,798,499     100.0%    $  82.67        79.1%    $89,240,000
------------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  According to the individual U-Haul properties Appraisals, the subject properties in place average rents are consistent with the individual properties' market rents.
(2)  The average occupancy is based on square footage.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS. The following escrows/reserves have been established with respect to the U-Haul Portfolio Loans:

-----------------------------------------------------------------
                        ESCROWS / RESERVES
                        ------------------

 TYPE:                                    INITIAL       MONTHLY
-----------------------------------------------------------------
  Taxes .............................    $ 485,049     $ 115,935
  Insurance .........................    $       0     $  33,390
  Replacement Reserve ...............    $ 105,000     $  22,601
  Immediate Repair Reserve. .........    $  42,050     $       0
-----------------------------------------------------------------

PARTIAL DEFEASANCE. Pursuant to the defeasance provisions set forth in the loan documents, the borrowers may elect to defease a portion of the U-Haul Portfolio
Loans in connection with a partial release of the U-Haul Properties, (each, a
"Partial Release Property") provided that the conditions set forth in the loan documents are satisfied, including: (i) no partial release will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing, (ii) Borrower must establish to lender's satisfaction that the debt service coverage ratio for the remainder of the U-Haul Properties for the related U-Haul Portfolio Loan (i.e., exclusive of any income from the Partial
Release Property) is and shall continue to be equal to or greater than the greater of (a) the debt service coverage ratio for the U-Haul Properties for the related U-Haul Portfolio Loan calculated immediately prior to the partial release, and (b) the debt service coverage ratio for the U-Haul Properties as of the closing date, and (iii) Borrower will make a payment equal to 100% of the allocated loan amount for the Partial Release Property, plus 25% of the initial allocated Loan Amount.

PROPERTY MANAGEMENT. A subsidiary of U-Haul International, Inc. is the property manager for all of the U-Haul Properties. The property manager is affiliated with the U-Haul Portfolio Borrowers.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

-DALLAS MARKET CENTER

                     [PHOTO OF DALLAS MARKET CENTER OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                                 Dallas, TX
Property Type                                                           Other(1)
Size (Sq. Ft.)                                                         3,179,069
Percentage Occupancy as of June 30, 2004                                   94.3%
Year Built                                                                  1959
Appraised Value                                                     $227,000,000
# of Tenants                                                               1,328
Average Rent Per Square Foot                                              $19.95
Underwritten Occupancy                                                     92.7%
Underwritten Revenues                                                $61,629,707
Underwritten Total Expenses                                          $39,428,908
Underwritten Net Operating Income (NOI)                              $22,200,800
Underwritten Net Cash Flow (NCF)                                     $20,717,959
--------------------------------------------------------------------------------

                     [PHOTO OF DALLAS MARKET CENTER OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         BOA
Loan Group                                                                     1
Origination Date                                                  August 2, 2004
Cut-off Date Principal Balance for Loan Group                    $115,711,344(2)
Cut-off Date Principal Balance for A-2 Note                          $49,875,580
Cut-off Date Loan Balance Per SF/Unit                                     $36(2)
Percentage of Initial Mortgage Pool Balance                                 4.0%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                       Leasehold
Mortgage Rate on Loan Group (including the
     Junior Portion)                                                      6.037%
Mortgage Rate on A-2 Note                                                 6.097%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          330
Shadow Rating                                                         AAA/AAA(3)
Lockbox                                                                  Hard(4)
Cut-off Date LTV Ratio(2,5)                                                51.0%
LTV Ratio at Maturity(2,6)                                                 41.7%
Underwritten DSCR on NOI(2,7)                                              2.54x
Underwritten DSCR on NCF(2,8)                                              2.37x
--------------------------------------------------------------------------------

---------------------
(1)  Merchandise Mart
(2)  Based on the aggregate principal balance of the notes evidencing the Dallas
     Market Center Loan Group but excludes the $26,972,280 junior portion of the
     $92,808,045 A-1 note.
(3)  Fitch, Inc. and Standard & Poor's Ratings Services have indicated that in accordance with their respective methodologies, the credit characteristics of the Dallas Market Center Loan are consistent with the characteristics of
     AAA/AAA obligations, respectively.
(4)  The Dallas Market Center Loan is structured with a lockbox account and a cash management account. Pursuant to the related mortgage loan documents, the related borrower is required to notify and advise each tenant under each lease to send directly to the lockbox all payments of rent or any other item payable under the related lease. Pursuant to the mortgage loan documents, the lender is authorized to transfer on each business day all collected and available balances in the lockbox account to the cash management account to be held until disbursed by the lender pursuant to the payment priorities set forth in the related mortgage loan documents. So long as no event of default is continuing, the balance remaining in the cash management account after the withdrawals and allocations, will be deposited into the borrower account. Notwithstanding the foregoing, for each fiscal quarter during the continuance of a cash management period, the lender may retain in the excess cash reserve account an amount equal to the percentage of excess cash flow for the corresponding debt service coverage ratio ranges, each as set forth herein for such fiscal quarter: greater than 1.15x -- 0%, 1.15x-1.05x -- 50%, less than 1.05x - 100%. Upon termination of the cash management period, monies or the applicable portion thereof thereafter collected in the excess cash reserve account will be disbursed to the borrower. If an event of default under the mortgage loan documents has occurred and is continuing, the lender is authorized to make any and all withdrawals from the lockbox account and cash management account and transfers between any of the reserve accounts as the lender determines in its sole and absolute discretion and may use all funds contained in any of these accounts for any purpose set forth in the related mortgage loan documents.
(5)  If the junior portion had been included in the calculation, the resulting
     Cut-off Date LTV Ratio would have been 62.9%.
(6)  If the junior portion had been included in the calculation, the resulting
     LTV Ratio at Maturity would have been 51.4%.
(7)  If the junior portion had been included in the calculation, the resulting
     Underwritten DSCR on NOI would have been 2.08x.
(8)  If the junior portion had been included in the calculation, the resulting
     Underwritten DSCR on NCF would have been 1.94x.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                      [MAP OF DALLAS MARKET CENTER OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Dallas Market Center Loan") is evidenced by one of two notes secured by a first mortgage encumbering a merchandise mart complex located in Dallas, Texas (the "Dallas Market Center Property"). The
Dallas Market Center Loan, also referred to as the "A-2 note" for purposes of this discussion, has a principal balance of $49,875,580 as of the cut-off date
(shadow rated "AAA" by both S&P and Fitch) and is pari passu with a $92,808,045
A-1 note. The senior portion of the A-1 note has the same interest rate, maturity date, and amortization term as the subject loan and is held outside of the trust. The A-1 note consists of a $65,835,765 senior portion (shadow rated
"AAA" by both S&P and Fitch) and a $26,972,280 junior portion that is subordinate to such senior portion of the A-1 note and to the entire A-2 note.
The Dallas Market Center Loan represents approximately 4.0% of the initial mortgage pool balance and approximately 4.7% of the initial loan group 1 balance. The Dallas Market Center Loan was originated on August 2, 2004. The
Dallas Market Center Loan has a remaining term of 118 months to its maturity date of September 1, 2014. The Dallas Market Center Loan may be prepaid on or after April 1, 2014, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, WTC-Trade Mart, L.P. (the "Dallas Market Center
Borrower"), is a single-purpose, bankruptcy-remote entity with two independent directors, for which the Dallas Market Center Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The Dallas Market Center
Borrower is owned: 0.1% by its general partner, WTC-Trade Mart, GP, L.L.C., a
Delaware limited liability company and single purpose entity, and 99.9% by its limited partner, Dallas Market Center Company, Ltd., a Texas limited partnership. The Dallas Market Center Borrower and its partners are affiliates of Crow Family Partnership, L.P., and are ultimately owned by the Trammell Crow family through Crow Holdings, a group of international, diversified investment companies that owns and directs the investments of the Trammell Crow family and its investment partners. Crow Holdings invests in industrial, office, retail, mart, land, hotel and residential real estate businesses in the United States,
Europe and South America. Although real estate is its foundation, Crow Holdings has grown increasingly active in a variety of diversified investment activities with an investment portfolio that includes stakes in privately held operating businesses and financial assets. Crow Holdings is both an active investor in these investments and, in some cases, a passive investor through third-party managers and private investment partnerships.

On or before March 31, 2005, the Dallas Market Center Borrower is permitted to transfer up to 80% of the indirect ownership interests in the Dallas Market
Center Borrower. In connection with such transfer, the Dallas Market Center
Borrower will enter into a master lease arrangement that will replace the management agreement. The master lessee will be an affiliate of the Dallas
Market Center Borrower and is required to enter into a subordination agreement in the form attached to the Dallas Market Center Loan documents. The master lease is subject to the lender's review and approval. In connection with such transfer, the Dallas Market Center Borrower is required to provide, among other things, an updated non-consolidation opinion.

THE PROPERTY. The Dallas Market Center Property consists of the leasehold interest in a 3,179,069 square foot portion of the Dallas Market Center, a merchandise mart complex totaling more than six million gross rentable square feet. The collateral is comprised of three buildings: (1) the five-story Dallas
Trade Mart ("DTM"), completed in 1959 and expanded in 1976, and the 15-story
World Trade Center ("WTC"), completed in 1974 and expanded in 1979, which together contain 2,979,980 net rentable square feet and (2) the one-story
Market Hall completed in 1960 and expanded in 1963 that contains 199,089 net rentable square feet. Market Hall functions as a temporary exhibit hall with no permanent occupancy. The WTC also has temporary exhibit space and a small amount of management office space (which is occupied by the Dallas Market
Center Borrower and Market Center Management Company, Ltd., the property management company). A four-level parking garage completed in 1974 provides 981 spaces with on-site surface parking providing an additional 977 spaces. The collateral is situated on approximately 53.3 acres.

GROUND LEASE. The Dallas Market Center Property is subject to seven ground leases, two of which are with Market Center Land, L.P., an affiliate of the
Dallas Market Center Borrower, and the remainder of which are with Industrial
Properties Corporation. These ground leases have varying terms and expirations between 2055 and 2066. While the fee simple interests are not subordinate to the lien, subject to the terms and conditions of the mortgage financing, the leases provide that the Dallas Market Center Borrower would not be disturbed in its possession of its leasehold estate so long as the Dallas Market Center
Borrower is not in default under these ground leases.

The following table presents certain information relating to the major tenants at the Dallas Market Center Property.

---------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS(1)
---------------------------------------------------------------------------------------------------------------------------
                                                          CREDIT RATINGS     SQUARE       %                       LEASE
              TENANT NAME              PARENT COMPANY   (FITCH/S&P/MOODY'S)   FEET      OF GLA   BASE RENT PSF  EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

 Onecoast Network dba Kennedy
   Group ...........................        N/A               NR/NR/NR        44,563      1.4%      $ 20.53      4/30/2008
 Larry Kenneth Payne, Inc. .........        N/A               NR/NR/NR        32,103      1.0%      $  8.27      5/31/2007
 The L.D. Kichler Company ..........        N/A               NR/NR/NR        23,948      0.8%      $ 15.19      8/31/2008
---------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except credit ratings.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Dallas Market Center Property.

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE(1)
                                                     --------------------------

                         NUMBER      SQUARE      % OF                % OF BASE   CUMULATIVE   CUMULATIVE  CUMULATIVE    CUMULATIVE %
                       OF LEASES     FEET        NRA     BASE RENT     RENT     SQUARE FEET    % OF NRA   BASE RENT    OF BASE RENT
             YEAR       EXPIRING   EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING    EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 Vacant .............       NAP     229,087      9.0%           NAP      NAP       229,087       9.0%             NAP       NAP%
 Month-to-Month......        33      84,894      3.3%   $ 1,019,733     2.2%       313,981      12.3%     $ 1,019,733       2.2%
 2004 ...............        95     118,224      4.6%   $ 2,665,800     5.8%       432,205      16.9%     $ 3,685,533       8.0%
 2005 ...............       255     328,634     12.9%   $ 6,706,187    14.5%       760,839      29.8%     $10,391,720      22.4%
 2006 ...............       212     398,954     15.6%   $ 8,582,594    18.5%     1,159,793      45.4%     $18,974,314      40.9%
 2007 ...............       470     608,898     23.9%   $11,712,674    25.3%     1,768,691      69.3%     $30,686,988      66.2%
 2008 ...............       139     419,825     16.4%   $ 8,424,251    18.2%     2,188,516      85.7%     $39,111,239      84.4%
 2019 ...............       107     303,578     11.9%   $ 6,070,423    13.1%     2,492,094      97.6%     $45,181,662      97.5%
 2010 ...............         7      42,214      1.7%   $   842,115     1.8%     2,534,308      99.3%     $46,023,777      99.3%
 2011 ...............         4      11,213      0.4%   $   173,902     0.4%     2,545,521      99.7%     $46,197,679      99.7%
 2012 ...............         1       1,059      0.0%   $    20,900     0.0%     2,546,580      99.8%     $46,218,579      99.7%
 2013 ...............         2       1,820      0.1%   $    38,658     0.1%     2,548,400      99.8%     $46,257,237      99.8%
 2014 ...............         3       4,006      0.2%   $    83,628     0.2%     2,552,406     100.0%     $46,340,865     100.0%
 Thereafter .........
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL ..............     1,328   2,552,406(2) 100.0%   $46,340,865   100.0%     2,552,406     100.0%     $46,340,865     100.0%
------------------------------------------------------------------------------------------------------------------------------------

THE MARKET(3). The Dallas Market Center Property is located within the greater
Dallas-Fort Worth consolidated metropolitan statistical area ("CMSA") in Dallas,
Texas. Population growth in the Dallas-Fort Worth CMSA exhibited a 2.7% increase between 1993 and 2003 with a total current population of 5,641,000. The CMSA is projected to grow at an annual rate of 2.0% through 2008 to an estimated population of 6,222,000. Major economic drivers in the area are professional and business services, government, retail trade, manufacturing, and education and health services. The largest private employers are AMR Corporation (29,000), The
Kroger Company (19,000), Lockheed Martin Corporation (16,000), Texas Health
Resources (16,000), and SBC Communications, Inc. (14,000).

The Dallas Market Center Property is situated in the northwest quadrant of the
City of Dallas in a district known as the Stemmons Freeway Corridor. The Dallas
Market Center Property's neighborhood was developed in the 1950's and 1960's and consists of a blend of wholesale marketing uses, offices, hotels and industrial facilities. Major developments in the neighborhood include the
Dallas Market Center Property, Parkland Hospital, Southwest Medical Center, St.
Paul Medical Center, and numerous hotels including the 30-story Renaissance
Hotel and the Wyndham Anatole Hotel, which contains 1,620 rooms and suites.
Physically and geographically, the Dallas Market Center Property comprises its own market. While there are ancillary showrooms and vendors in the local market area, the primary competition is located out of state. According to the third party appraisal, there are no known competing facilities contemplated or under construction in the market.

Trade marts function as regional wholesale marketplaces throughout the U.S., either as part of a much larger wholesale trade center (Dallas, Atlanta,
Chicago) or as a component of a District, as in New York's garment district.
Generally, wholesale trade marts consist of showroom and exhibition facilities for independent sales representatives, manufacturers, suppliers, and a variety of trade organizations. These facilities offer convenience and organization, while providing buyers with a central resource for a broad range of product lines and industries. The permanent showrooms serve as sales offices for independent manufacturer's representatives carrying one or more lines.
Additionally, many manufacturers occupy permanent showrooms so that they can have a direct presence and/or regional office and display area. Temporary exhibitors utilize the exhibition space during "market" weeks that are held several times each year, as well as during non-market periods.

---------------------
(1)  Information obtained from underwritten rent roll or, if leases expired, from information obtained from the borrower.
(2)  Includes the permanent space only, which represents 2,552,406 square feet of the 3,179,069 total net square feet of space.
(3)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlyng the appraisal.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

According to the appraiser, there are no published industry statistics regarding trade mart occupancy and rental rates. Based on research, the appraiser concludes that competition for the Dallas Market Center Property comes from three areas: national and regional trade marts, other temporary trade shows, and direct purchasing by retailers. There are four competitive national trade marts in the U.S., comparable to the Dallas Market Center Property, which have occupancy rates ranging from the high 80%'s to 99%. These four trade marts are
America's Mart 1, 2, and 3 in Atlanta, Chicago Merchandise and Apparel Marts in
Chicago, California Market Center in Los Angeles, and New York. There are also six competitive regional trade marts in the U.S. that have occupancy rates ranging from 85% to 100%. The appraiser concluded that general vacancy rates for the competition are not indicative of the Dallas Market Center Property in as much as each trade mart has individual synergies such as size, industry segments represented, and temporary space available, which are not comparable among trade marts. The Dallas Market Center Property was 94.3% occupied as of June 30, 2004 with occupancy rates of 93% in 2003, 95% in 2002, and 98% in 2001. The appraiser concluded an appropriate vacancy rate for the Dallas Market Center Property to be 7%. The Dallas Market Center Property's tenants range in size from 21 square feet to 44,563 square feet with an average tenant occupancy of 1,723 square feet. The subject's average in-place rent was $19.87 per square foot as of April
30, 2004.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Dallas Market Center Loan:

--------------------------------------------------------------
                       ESCROWS/RESERVES
                       ----------------

 TYPE:                                INITIAL         MONTHLY
--------------------------------------------------------------
 Taxes(1) ......................    $         0       $   0
 Insurance(1) ..................    $         0       $   0
 Immediate Repairs .............    $ 1,733,750       $   0
 Capital Expenditures(1) .......    $         0       $   0
 TI/LC(1) ......................    $         0       $   0
--------------------------------------------------------------

RELEASE PROVISIONS. The Dallas Market Center Borrower is permitted to release a portion of the property described in the Dallas Market Center Loan documents
(the "Market Hall Parcel") upon satisfaction of certain conditions including, but not limited to, (i) establishment of defeasance collateral in an amount equal to $14,691,780.82 which shall be used to partially defease the Dallas
Market Center Loan, (ii) delivery of a REMIC opinion, and (iii) confirmation from the rating agencies that such release shall not result in a downgrade of the securities.

The Dallas Market Center Borrower is permitted to release a portion of the property described in the Dallas Market Center Loan documents (the "Garage
Parcel") upon satisfaction of certain conditions including, but not limited to,
(i) delivery of a REMIC opinion and (ii) confirmation from the rating agencies that such release shall not result in a downgrade of the securities.

PROPERTY MANAGEMENT. Market Center Management Company, Ltd., an affiliate of the Dallas Market Center Borrower, manages the subject property. Headquartered in Dallas, Texas, and in business for eight years, Market Center Management
Company, Ltd., was created in 1996 solely to operate the Dallas Market Center.
The complex includes the subject buildings as well as the separate North Campus buildings, which are not part of the collateral. The Market Center Management
Company, Ltd. has approximately 247 employees with an operating budget in excess of $16 million per year. If the master lease arrangement is put into place, then the management of the Dallas Market Center Mortgaged Property may
change.

---------------------
(1)  Replacement, Tax, Insurance and TI/LC reserves spring if DSCR falls below
     1.15x for the trailing 12 month period or in an event of default or if the
     Dallas Market Center Borrower does not provide the mortgagee with evidence of timely payment of tax and insurance.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

MALL 205

                           [PHOTO OF MALL 205 OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                           Portland, Oregon
Property Type                                                             Retail
Size (Sq. Ft.)                                                           305,103
Percentage Occupancy as of July 12, 2004                                   91.2%
Year Built                                                                  1970
Year Renovated                                                              2001
Appraised Value                                                      $55,000,000
# of Tenants                                                                  43
Average Rent Per Square Foot(1)                                           $15.22
Underwritten Occupancy                                                     88.5%
Underwritten Revenues                                                 $5,576,908
Underwritten Total Expenses                                           $1,900,576
Underwritten Net Operating Income (NOI)                               $3,676,332
Underwritten Net Cash Flow (NCF)                                      $3,485,085
--------------------------------------------------------------------------------

                           [PHOTO OF MALL 205 OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                       8/13/2004
Cut-off Date Principal Balance                                       $44,000,000
Cut-off Date Loan Balance Per SF/Unit                                       $144
Percentage of Initial Mortgage Pool Balance                                 3.5%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             5.781%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            36
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                                     None
Cut-off Date LTV Ratio                                                     80.0%
LTV Ratio at Maturity                                                      72.0%
Underwritten DSCR on NOI(2)                                                1.32x
Underwritten DSCR on NCF(2)                                                1.26x
--------------------------------------------------------------------------------

---------------------
(1)  Average rent per square foot includes anchor tenants (Home Depot, 24 Hour
     Fitness, Bed Bath & Beyond), and vacant space at a projected rent of
     $19.15/sf. Excluding vacant space, average underwritten rent per square foot is $14.84/sf.
(2)  Underwritten DSCR on NOI and Underwritten DSCR on NCF were calculated by reducing the principal balance by the $4,500,000 performance reserve (the
     "Lease-Up Holdback"). The Lease-Up Holdback was collected at closing in the form of $350,000 in cash and a $4,150,000 Letter of Credit (in an amount necessary to ensure that the net loan amount will support the 1.25x debt service coverage ratio). The Lease-Up Holdback will be held by the Lender until the underwritten Net Cash Flow supports a minimum 1.25x debt service coverage ratio (subject to a minimum 5.0% economic vacancy deduction). The
     Borrower has approximately 12 months to achieve the debt service coverage target, and may request interim reductions in the Letter of Credit amount within the 12 month period based on leasing achievements. To the extent that the debt service coverage tests are not fully achieved at the end of
     12 months, the Letter of Credit will either be (i) used to pay down the principal balance of the loan, subject to lock-out / yield maintenance provisions, or (ii) held by the Lender as additional collateral for the life of the loan. The Underwritten DSCR on NOI and the Underwritten DSCR on
     NCF before the application of the performance reserve are 1.19x and 1.13x, respectively.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                            [MAP OF MALL 205 OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Mall 205 Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering a retail property located in Portland, Oregon ("Mall 205 Property"). The Mall 205 Loan
represents approximately 3.5% of the initial mortgage pool balance and approximately 4.1 % of the initial loan group 1 balance. The Mall 205 Loan was originated on August 13, 2004 and has a principal balance of $44,000,000.00 as of the cut-off date. The Mall 205 Loan has a remaining term of 118 months and a scheduled maturity date of September 1, 2014. The Mall 205 Loan may be prepaid on or after June 1, 2014.

THE BORROWER. The Co-Borrowers are five Tenants in Common (each, a "TIC"): (i)
Mall 205 Shopping Center 04 A, LLC (5.556% ownership; member interest 100%
owned by Alan C. Fox); (ii) Mall 205 Shopping Center 04 B, LLC (5.556%
ownership; member interest 100% owned by Alan C. Fox); (iii) Mall 205 Shopping
Center 04 C, LLC (3.888% ownership; member interest 100% owned by Alan C. Fox);
(iv) Mall 205 Shopping Center 04 D, LLC (52.000% ownership; member interest
100% owned by AFC El Camino 02, LLC, whose member interests are, in turn, owned by 52 individuals, none of whom controls more than 15% of the TIC); and (v)
Mall 205 Shopping Center 04 E, LLC (33.000% ownership; member interest owned
99.5% by Alan C. Fox and .5% by Mall Manager Corporation, Inc. , a newly formed, single-purpose, bankruptcy-remote, Oregon corporation). Four of the
TICs are newly formed, single-purpose, bankruptcy-remote, Delaware LLCs with the remaining TIC being a newly formed, single-purpose, Oregon LLC. The Manager of each TIC is Mall Manager Corporation, Inc. In turn, Alan C. Fox is the sole shareholder and President of Mall Manager Corporation, Inc. The Co-Borrowers
are governed by a TIC Agreement. Through the various TIC interests above, Alan
C. Fox maintains a 55.462% ownership interest in the subject property. Under the terms of the loan, Mr. Fox may transfer his ownership interests, but he must always maintain at least a 10.000% ownership interest in the subject property.

The Indemnitor for the loan is Alan C. Fox. Mr. Fox is the president and owner of ACF Property Management, Inc. ("ACF"), a real estate operating company which he founded more than 30 years ago to acquire and manage commercial real estate in the western U.S. At the present, Mr. Fox has ownership interests in 57 commercial properties (39 retail properties and 18 office properties)
aggregating to 5.1 million square feet. ACF manages all of the commercial real estate investments for Mr. Fox.

THE PROPERTY. The Mall 205 Loan is secured by a 305,103 sf retail property inclusive of five separate structures: the primary mall building (277,783 SF);
a freestanding strip center building (10,053 SF); and three freestanding buildings (17,267 sf collectively) on ground-leased pads. The anchor tenants that are included as part of the Mall 205 Property are Home Depot, 24 Hour
Fitness, and Bed, Bath & Beyond. The interior mall space of the Mall 205
Property is presently occupied by a mixture of national tenants (including
Famous Footwear, The Dress Barn, and GNC) and local tenants. The Mall 205
Property is shadow-anchored by a renovated, two-story Target store, which has a direct entrance into the subject's interior mall space. The Target store does not collateralize the Mall 205 Loan.

The following table presents certain information relating to the major tenants at the Mall 205 Property:

------------------------------------------------------------------------------------------------------------------------------------
                                      ANCHOR TENANTS / SIGNIFICANT NATIONAL IN-LINE TENANTS(1)
                                      --------------------------------------------------------

                                                           CREDIT RATINGS                     % OF   SALES    BASE RENT      LEASE
           TENANT NAME               PARENT COMPANY    (FITCH/S&P/MOODY'S)(2)   SQUARE FEET    GLA    PSF        PSF      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

 Home Depot .................     Home Depot, Inc.           AA/AA/Aa(3)          134,722     44.2%  $386(3)   $ 11.86     1/31/2022
 24 Hour Fitness ............   24 Hour Fitness, Inc.         NR/B/B2              36,445     11.9%   NAV      $ 17.00     7/31/2016
 Bed, Bath & Beyond ......... Bed, Bath & Beyond, Inc.       NR/BBB/NR             20,388      6.7%  $122(4)   $ 12.00     1/31/2014
------------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Information obtained from underwritten rent roll except credit ratings.
(2)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.
(3)  Home Depot is not required to report sales volumes. The sales per square foot represented above were calculated from information provided by the subject store manager in a personal interview.
(4)  Bed, Bath & Beyond sales presented above represent annualized partial-year sales from the store's opening in late November, 2003 through May, 2004.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Mall 205 Property:

                       LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------
                           NUMBER      SQUARE      % OF
                         OF LEASES     FEET        NRA       BASE RENT
           YEAR           EXPIRING   EXPIRING   EXPIRING     EXPIRING
----------------------------------------------------------------------

Vacant ................     NAP       26,833     8.8%          NAP
Month-to-Month.........       2          350     0.1%      $    3,900
2004 ..................       3        3,122     1.0%      $   68,241
2005 ..................       4        7,863     2.6%      $   97,938
2006 ..................       4        3,375     1.1%      $   90,183
2007 ..................      10       29,541     9.7%      $  569,712
2008 ..................       6        4,919     1.6%      $  131,068
2009 ..................       5        4,621     1.5%      $  144,980
2010 ..................       1        4,106     1.3%      $   61,950
2011 ..................       0            0     0.0%      $        0
2012 ..................       2       10,600     3.5%      $  209,386
2013 ..................       1        6,895     2.3%      $   90,000
2014 ..................       2       25,511     8.4%      $  343,520
Thereafter ............       3      177,367    58.1%      $2,317,793
----------------------------------------------------------------------
TOTAL .................      43      305,103   100.0%      $4,128,311
----------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                            RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
           YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------

Vacant ................      NAP         26,833        8.8%           NAP            NAP
Month-to-Month.........     0.1%         27,183        8.9%       $    3,900         0.1%
2004 ..................     1.7%         30,305        9.9%       $   72,141         1.7%
2005 ..................     2.4%         38,168       12.5%       $  170,079         4.1%
2006 ..................     2.2%         41,543       13.6%       $  260,262         6.3%
2007 ..................    13.8%         71,084       23.3%       $  829,974        20.1%
2008 ..................     3.2%         76,003       24.9%       $  961,042        23.3%
2009 ..................     3.5%         80,624       26.4%       $1,106,022        26.8%
2010 ..................     1.5%         84,730       27.8%       $1,167,612        28.3%
2011 ..................     0.0%         84,730       27.8%       $1,167,612        28.3%
2012 ..................     5.1%         95,330       31.2%       $1,376,998        33.4%
2013 ..................     2.2%        102,225       33.5%       $1,466,998        35.5%
2014 ..................     8.3%        127,736       41.9%       $1,810,518        43.9%
Thereafter ............    56.2%        305,103      100.0%       $4,128,311       100.0%
---------------------------------------------------------------------------------------------
TOTAL .................   100.0%        305,103      100.0%       $4,128,311       100.0%
---------------------------------------------------------------------------------------------

THE MARKET.(2) The Mall 205 Property is located about five miles east of the
Portland, Oregon CBD and falls within the Portland-Vancouver PMSA. The PMSA has a total population of more than 2.0 million. Area population has grown by more than 33% since 1990 (by more than 464,000 people). The Portland metro area unemployment rate for April, 2004 was 6.7%, down from the year-ago rate of
8.8%. Per capita income in the Portland-Vancouver PMSA is reported at $31,971, up from $18,880 in 1990. Median household income is reported at $46,789, up from $31,250 in 1990.

Primary employment sectors include Education, Health Services & Hospitality
(21.1%); Trade, Transportation & Utilities (20.3%); Professional, Business &
Other Services (16.6%); Government (13.9%); Manufacturing (12.7%); Information,
Financial & Real Estate (9.7%); and Construction & Mining (5.7%). The
private-sector employers in the area include Intel Corporation (15,000); Fred
Meyer, Inc. (13,325); Providence Health System (12,800); Legacy Health System
(7,158); Kaiser Permanente (7,093); and Safeway, Inc. (6,000).

The Mall 205 Property is located in the Eastside submarket. This market contains approximately 5.0 million square feet. The east side market vacancy rate is approximately 2.03%.

---------------------
(1)  Information obtained from the Underwritten rent roll.
(2)  Certain information is from the third-party appraisal. The appraisal relies upon many assumptions,  and no representation is made as to the accuracy of the assumption underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established

                               ESCROWS / RESERVES
                               ------------------
  TYPE:                                                 INITIAL        MONTHLY

  Taxes .........................................    $   519,222      $ 43,269
  Insurance(1) ..................................    $         0      $      0
  Environmental(2) ..............................    $    12,500      $      0
  Tenant Completion Reserve(3) ..................    $   244,566      $      0
  TI/LC Reserve(4) ..............................    $         0      $  4,147
  Dress Barn Reserve(5) .........................    $         0      $  6,667
  Springing Bed, Bath & Beyond Reserve(6) .......    $         0      $      0
  Capital Expenditure Reserve ...................    $         0      $  4,846
  Lease-Up Cash Escrow(7) .......................    $   350,000      $      0
  Lease-Up Letter of Credit(7) ..................    $ 4,150,000      $      0

DEFEASANCE. The Mall 205 Loan has been structured with a lockout of the earlier to occur of (i) 24 months from the "start day", as such term is defined in
Section 860G(a)(9) of the Code, of any REMIC that holds the Mall 2005 Loan, and
(ii) 48 months from the closing date for the Mall 205 Loan, followed by 90 payment periods during which the Mall 205 Loan may be defeased and 4 open payment periods prior to maturity.

PROPERTY MANAGEMENT. The property will be managed by ACF Property Management,
Inc., an affiliate of the borrower. ACF Property Management, Inc. manages 57 commercial properties (39 retail properties and 18 office properties)
aggregating to 5.1 million square feet on behalf of the principals in the Mall
205 Loan.

---------------------
(1)  Collection of Insurance escrows has been conditionally deferred. The Mall
     205 Property is insured under a blanket policy.

(2)  An Environmental Reserve of $12,500 was established at loan closing. The reserve represents 125% of the estimated cost to perform soil testing and closure documentation for a petroleum spill from a leaking underground storage tank ("LUST") at the subject's Unocal service station. The tenant, a division of ConocoPhillips, is the potentially responsible party. The reserve will be released in full to the borrower upon closure of the open
     LUST listing by the Oregon Department of Environmental Quality.

(3)  A Tenant Completion Reserve of $244,566 was established at loan closing to secure the Landlord's performance for a new 5,123 sf lease to Performance
     Bike. Construction is underway on this tenant space, with projected occupancy on or about October 1, 2004. The Reserve will be released to the borrower when lien waivers have been received for the construction, and when Performance Bike is open for business in the premises, is paying full rent, and has verified that all of the Landlord's obligations have been fulfilled.

(4)  A Tenant Improvement / Leasing Commission Reserve will be collected in a monthly amount of $4,147, for the Mall 205 Property. The Tenant Improvement
     / Leasing Commission Reserve will be capped at $150,000. Should Bed, Bath &
     Beyond (a) not exercise the 5th year termination provision, and (b)
     exercise a renewal option before the expiration of the 10-year primary term, the funds in the Reserve will be released to the borrower. Otherwise, the Reserve remains on deposit through the loan term.

(5)  A Dress Barn Rollover Reserve will be collected in a monthly amount of
     $6,667, until a capped balance of $80,000 is in place prior to the October
     31, 2005 tenant termination option. This Reserve will provide liquidity to re-tenant the Dress Barn space in the event the tenant elects to terminate.
     Should Dress Barn not exercise the one-time termination right and remain in occupancy past October 31, 2005 under the current lease terms, the Dress
     Barn Rollover Reserve will be released to the Borrower.

(6)  The Bed, Bath & Beyond lease contains a provision by which base rent may be reduced from $12.00/sf to $10.00/sf if annual sales during the initial five years of the lease do not exceed $3,000,000. In the event that Bed, Bath &
     Beyond fails to meet the required sales threshold at any time during the first five years of the lease and base rent is subsequently adjusted, the borrower is obligated to provide a $455,000 letter of credit as a credit enhancement to the tenancy. The springing letter of credit will be required as additional collateral through the term of the loan, unless the borrower subsequently provides a fully-executed amendment or extension of the lease, in either case confirming that Bed, Bath & Beyond shall thereafter pay rent at the rate it would otherwise be obligated to pay if the sales shortfall had not occurred. Upon evidence that Bed, Bath & Beyond has paid at least one month of rent at such higher rate, the letter of credit will be returned to the borrower.

(7)  A Lease-Up Cash Escrow in the amount of $350,000, and a Lease-Up Letter of
     Credit in the amount of $4,150,000, were collected at closing. In aggregate, the $4,500,000 Lease-Up Holdback secures the additional lease-up of the internal mall space to stabilized occupancy. The Lease-Up Holdback will be held by the Lender until the underwritten net cash flow supports a minimum 1.25x debt service coverage ratio (subject to a minimum 5.0%
     economic vacancy deduction). The borrower has approximately 12 months to achieve the debt service coverage target, and may request interim reductions in the letter of credit amount within the 12 month period based on leasing achievements. To the extent that the debt service coverage tests are not fully achieved at the end of 12 months, the letter of credit (in an amount necessary to ensure that the net loan amount will support the 1.25x debt service coverage ratio) will either be (i) used to pay down the principal balance of the loan, subject to lock-out / yield maintenance provisions, or (ii) held by the lender as additional collateral for the life of the loan.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SUN COMMUNITIES PORTFOLIO 7 CROSSED POOL

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            7
Location (City/State)                                                  See table
Property Type                                                             MHC(1)
Size (Pads)                                                                1,814
Percentage Occupancy as of May 31, 2004                                    76.8%
Year Built                                                             See table
Appraised Value                                                      $52,125,000
Underwritten Occupancy                                                     73.6%
Underwritten Revenues                                                $ 5,994,336
Underwritten Total Expenses                                          $ 2,543,283
Underwritten Net Operating Income (NOI)                              $ 3,451,058
Underwritten Net Cash Flow (NCF)                                     $ 3,360,308
--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         BOA
Loan Group                                                                     1
Origination Date                                                    June 9, 2004
Cut-off Date Principal Balance                                       $39,822,062
Cut-off Date Loan Balance Per SF/Unit                                   $ 21,953
Percentage of Initial Mortgage Pool Balance                                 3.2%
Number of Mortgage Loans                                                       5
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             5.051%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            24
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                             Springing(2)
Cut-off Date LTV Ratio                                                     76.4%
LTV Ratio at Maturity                                                      66.2%
Underwritten DSCR on NOI                                                   1.34x
Underwritten DSCR on NCF                                                   1.30x
--------------------------------------------------------------------------------

---------------------
(1)  Manufactured Housing Community
(2)  Each of the mortgage loans in the Sun Communities Portfolios is structured with a lockbox account for each related mortgaged real property. Upon occurrence and during the continuance of an event of default under the mortgage loan documents, if requested by the lender, the co-borrowers are required to direct each of their respective tenants to pay rent directly into the lockbox account, and the lender will have the right to withdraw and apply funds as stated in the related mortgage loan documents.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SUN COMMUNITIES PORTFOLIO
-------------------------

THE LOAN.  The "Sun Communities Portfolio Loans" are evidenced by seven promissory notes secured by mortgages encumbering a portfolio of 12 manufactured housing communities (each a "Sun Communities Portfolio Property")
containing a total of 3,332 pads (collectively the "Sun Communities Portfolio
Properties"). The seven Sun Communities Portfolio Loans are "Sun Communities
Portfolio 6 Loan", "Sun Communities-Woods Edge Loan", "Sun Communities
Portfolio 7 Loan", "Sun Communities-Continental Estates Loan", "Sun
Communities-Continental North Loan", "Sun Communities-Davison East Loan" and
"Sun Communities-Forest Meadows Loan". The Sun Communities Portfolio Loans were originated on June 9, 2004 and have a remaining term of 116 months and a scheduled maturity date of July 1, 2014. The Sun Communities Portfolio Loans may be prepaid on or after February 1, 2014, and permit defeasance with United
States government obligations beginning at the earlier of August 1, 2008 or two years after the creation of the securitization trust.

The Sun Communities Portfolio Loans are divided into two crossed loan pools as follows:

The "Sun Communities Portfolio 7 Crossed Pool", consisting of the "Sun
Communities Portfolio 7 Loan", "Sun Communities-Continental Estates Loan", "Sun
Communities-Continental North Loan", "Sun Communities-Davison East Loan" and
the "Sun Communities-Forest Meadows Loan", is evidenced by five promissory notes in the aggregate original principal amount of $39,822,062, secured by mortgages encumbering a portfolio of seven manufactured housing communities containing a total of 1,814 pads located in Florida, Indiana, Michigan and
Oregon. The Sun Communities Portfolio 7 Crossed Pool has an aggregate principal balance of $39,822,062, representing 3.2% of the initial mortgage pool balance and approximately 3.7% of the initial loan group 1 balance.

The "Sun Communities Portfolio 6 Crossed Pool ", consisting of the "Sun
Communities Portfolio 6 Loan" and the "Sun Communities-Woods Edge Loan", is
evidenced by two promissory notes in the aggregate original principal amount of
$39,130,623, secured by mortgages encumbering a portfolio of five manufactured housing communities (each a "Sun Communities Portfolio Property") containing a total of 1,518 pads located in Florida, Indiana and Michigan. The Sun
Communities Portfolio 6 Crossed Pool has an aggregate principal balance of
$39,130,623, representing 3.1% of the initial mortgage pool balance and 3.7% of the initial loan group 1 balance.

THE BORROWER.  Each of the Sun Communities Portfolio Loans has a separate borrower (each a "Sun Communities Portfolio Borrower"). Each Sun Communities
Portfolio Borrower is a Michigan limited liability company and a single purpose bankruptcy remote entity with two independent directors for which borrower's legal counsel has delivered a non-consolidation opinion.

Equity ownership in each Sun Communities Portfolio Borrower is held 0.5% by a separate Managing Member and 99.5% by Sun Communities Operating Limited
Partnership. The borrower principals are Sun Communities, Inc. (SCI) and Sun
Communities Operating Limited Partnership (SCOLP).

SCI is a fully integrated, self-administered and self-managed REIT, which owns, operates and develops manufactured housing communities concentrated in the
Midwest and Southeast United States. SCI, together with affiliates and predecessors, has been in the business since 1975. Structured as an umbrella partnership REIT, or UPREIT, SCOLP is the operating partnership through which
SCI conducts substantially all of its operations, and which owns, either directly or indirectly through subsidiaries, all of the assets.

As of December 31, 2004, SCI owned and operated a portfolio of 127 properties located in 17 states, consisting of 115 manufactured housing communities, five
RV communities and seven communities containing both manufactured housing pads and RV spaces. The communities contained a total of 43,875 developed pads, consisting of 38,797 manufactured housing pads and 5,078 RV spaces, plus an additional 6,756 manufactured housing pads suitable for development.

THE PROPERTY. The Sun Communities Portfolio Properties consist of 12 manufactured housing communities located across Florida, Indiana, Michigan and
Oregon. There are a total of 3,332 pads of which 1,449 are single wide and
2,782 are double wide. The properties were built between 1960 and 1994 and range in size from 76 to 598 pads with the average property having 264 pads.
The current weighted average occupancy for the Sun Communties Portfolio Loans is 82.0%.

Project amenities typically include a clubhouse, pool, basketball courts, shuffleboard courts, laundry facilities and RV storage. All roads within the communities are paved and lighted. All of the communities are served by public water and sewer.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS. The following Escrow/Reserve accounts have been established with respect to the Sun Communities Portfolio Loans:

A "Reserve DSCR Period" means the period commencing on the date that the lender determines that the debt service coverage ratio for the immediately preceding three months is less than 1.10x and continuing through the date that the lender determines that the debt service coverage ratio for the immediately preceding six months is not less than 1.10x.

Monthly deposits for real estate taxes will not be required unless a Reserve
DSCR Period is continuing. In lieu of making monthly deposits during a Reserve
DSCR Period, the Sun Communities Portfolio Borrowers may elect to deliver to the lender a letter of credit in an amount equal to the real estate taxes that the lender estimates will be payable during the next 12 months. So long as no event of default under the mortgage loan documents has occurred and is continuing, upon the discontinuance of a Reserve DSCR Period, the lender will be required to release to the Sun Communities Portfolio Borrowers any letter of credit or reserve amounts then on deposit.

Monthly deposits for Insurance were waived upon the mortgage loan seller's review and approval of a blanket insurance policy.

Monthly deposits for replacements will not be required unless a Reserve DSCR
Period is continuing. If a Reserve DSCR Period is continuing, the Sun
Communities Portfolio Borrowers will be required to make monthly deposits in the amount of $50 per pad on an annual basis on each individual property.

RELEASE PROVISIONS. The Sun Communities Portfolio Loans are subject to defeasance with the last six payment periods permitting prepayment without an accompanying prepayment premium. Provided that no event of default under the mortgage loan documents has occurred and has not been cured, the Sun
Communities Portfolio Borrowers will have the right at any time after the two year anniversary of the creation of the securitization trust to voluntarily defease a portion of the Sun Communities Portfolio Loans and obtain a release of an individual property from the lien of the mortgage. With respect to each of the Sun Communities Portfolio 7 Loan and the Sun Communities Portfolio 6
Loan, only partial defeasance is permitted at 110% of the allocated loan amount for the individual property to be released or an amount, which, if applied to the outstanding principal balance of the loan, would cause the remaining Sun
Communities Portfolio Properties comprising such Sun Communities Portfolio Loan to have a debt service coverage ratio of not less than 1.275x.

CASH MANAGEMENT: The Sun Communities Portfolio Borrowers have established a cash management account for each Sun Communities Portfolio Property. Upon the occurrence and during the continuance of an event of default under the mortgage loan documents, if requested by the lender, the Sun Communities Portfolio
Borrowers will be required to direct all tenants to pay rent directly to the cash management account and the lender will have the right to withdraw and apply funds as stated in the mortgage loan documents.

CROSS-COLLATERALIZATION / CROSS-DEFAULT: The mortgage loans within each of the respective two loan pools (Pool 7 Loans and Pool 6 Loans) are cross-collateralized and cross-defaulted.

PROPERTY MANAGEMENT. Sun Communities Operating Limited Partnership ("SCOLP")
manages the Sun Communities Portfolio Properties. SCOLP, a Sun Communities
Portfolio Borrower related entity founded in 1975 and headquartered in Detroit,
Michigan, currently manages 43,875 developed pads, consisting of 38,797 manufactured housing pads and 5,078 RV spaces, plus an additional 6,756 manufactured housing pads suitable for development.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                                    [GRAPHIC]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                              PORTFOLIO PROPERTIES
 ---------------------------------------------------------------------
                                                 YEAR BUILT/    NUMBER
         PROPERTY NAME            LOCATION        RENOVATED    OF PADS
 ---------------------------------------------------------------------

 Continental North ........     Davison, MI        1978           474
 Continental Estates ......     Davison, MI        1968           385
 Woodlake Estates .........      Yoder, IN         1965           338
 Davison East .............     Davison, MI        1971           190
 Ariana Village ...........    Lakeland, FL        1984           208
 Byron Center .............  Byron Center, MI    1960/1994        143
 Forest Meadows ...........    Philomath, OR       1994            76
 ---------------------------------------------------------------------
 TOTAL/ WEIGHTED AVERAGE ..                                     1,814
 ---------------------------------------------------------------------

 ----------------------------------------------------------------------------------------
                                                        AVERAGE
                              % OF TOTAL     AVERAGE    MARKET                  APPRAISED
         PROPERTY NAME           PADS      RENT/ PAD   RENT/PAD(1) OCCUPANCY      VALUE
 ----------------------------------------------------------------------------------------

 Continental North ........      26.1%        $361       $355        75.3%    $15,600,000
 Continental Estates ......      21.2%        $359       $355        69.6%    $ 9,600,000
 Woodlake Estates .........      18.6%        $268       $261        67.6%    $ 7,700,000
 Davison East .............      10.5%        $345       $350        80.0%    $ 6,000,000
 Ariana Village ...........      11.5%        $269       $288        88.5%    $ 5,600,000
 Byron Center .............       7.9%        $347       $342        96.5%    $ 5,000,000
 Forest Meadows ...........       4.2%        $330       $340        86.8%    $ 2,625,000
 ----------------------------------------------------------------------------------------
 TOTAL/ WEIGHTED AVERAGE ..     100.0%        $329       $328        76.8%    $52,125,000
 ----------------------------------------------------------------------------------------

---------------------
(1)  Certain information is from the third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

WORLDGATE CENTRE

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                          Herndon, Virginia
Property Type                                                             Retail
Size (Sq. Ft.)                                                           229,410
Percentage Occupancy as of 5/20/04                                         99.0%
Year Built                                                                  1989
Appraised Value                                                      $58,250,000
# of Tenants                                                                  34
Average Rent Per Square Foot                                             $ 23.42
Underwritten Occupancy                                                     99.0%
Underwritten Revenues                                                $ 6,912,226
Underwritten Total Expenses                                          $ 1,940,614
Underwritten Net Operating Income (NOI)                              $ 4,971,611
Underwritten Net Cash Flow (NCF)                                     $ 4,686,792
--------------------------------------------------------------------------------

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                   CDC Mortgage Capital Inc.
Origination Date                                                   June 30, 2004
Cut-off Date Principal Balance                                       $39,363,219
Cut-off Date Loan Balance Per SF/Unit                                      $ 172
Percentage of Initial Mortgage Pool Balance                                 3.2%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             6.054%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                                  Hard(1)
Cut-off Date LTV Ratio                                                     67.6%
LTV Ratio at Maturity                                                      57.6%
Underwritten DSCR on NOI                                                    1.74
Underwritten DSCR on NCF                                                    1.64
--------------------------------------------------------------------------------

---------------------
(1)  The Worldgate Centre Loan is structured with a clearing account (i.e., lockbox account) and a cash management account. Pursuant to the related loan documents, the borrower is required to cause all rents and other payments required under the leases to be sent directly to the lockbox.
     Pursuant to the loan documents, all funds deposited into the lockbox are to be swept by the lockbox bank on a weekly basis into the cash management account, to be held until disbursed by the lender in accordance with the payment priorities set forth in the loan documents. For so long as the mezzanine loan is outstanding and no event of default has occurred, the balance remaining in the cash management account after the withdrawals and allocations established under the mortgage loan documents will be deposited into the subordinate deposit account maintained under the mezzanine loan agreement. If the mezzanine loan has been paid in full and the subordinate deposit account has been terminated, then any such excess funds will be deposited into the borrower account. After the occurrence of an event of default under the mortgage loan documents, lender may apply all funds deposited into the cash management account to amounts payable under the loan documents in such order and in such manner as lender shall elect.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                                    [GRAPHIC]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

LOAN. The mortgage loan (the "Worldgate Loan") is secured by a first priority deed of trust, encumbering a retail center containing 229,410 square feet of space located in Herndon, Virginia (the "Worldgate Property"). The Worldgate
Loan was originated on June 30, 2004. The property was refinanced with a
$39,500,000 first mortgage loan and a $8,500,000 mezzanine loan which is held by CDCMC. The Worldgate Loan has a principal balance as of the cut-off date of
$39,363,219, representing approximately 3.2% of the initial mortgage pool balance and 3.7% of the initial loan group 1 balance.

THE BORROWER. The borrower is Worldgate Centre Owner, LLC (the "Worldgate
Borrower"), a Delaware limited liability company that owns no material asset other than the Worldgate Property and related interests. The Worldgate Borrower is a single purpose bankruptcy remote entity, with an independent director. A non-consolidation was obtained in connection with the origination of the
Worldgate Loan. The Worldgate Borrower is controlled by Gary D. Rappaport and
The Rappaport Companies. The Rappaport Companies ("TRC") were founded in 1984 and have approximately 46 corporate employees who develop and manage, 33 retail properties totaling approximately 6 million square feet.

The Worldgate Loan has a remaining term of 116 months and a scheduled maturity date of July 5, 2014. The Worldgate Loan may be prepaid on or after April 4,
2014, and permits defeasance with United States government obligations at any time after the two year anniversary of the creation of the securitization trust.

THE PROPERTY. The Worldgate Property, located at Worldgate Drive and Elden
Street, directly off the Dulles Toll Road in Herndon, Virginia, was originally constructed in 1989. The Worldgate Property is an open air retail center that is part of a larger mixed-use development that includes an office building and a Marriott Suites Hotel, neither of which are part of the loan collateral. The
Worldgate Property consists of a retail center containing 229,410 square feet of space, occupied by approximately 34 tenants, including national restaurants and retailers. The major tenants include Worldgate Sport & Health (a flagship location of the Sport & Health Club chain), Worldgate 9 Theatres, Weichert Co.
of Virginia and Worldgate Nutrition. The property has 1,632 on-site parking spaces and is surrounded by significant office and residential development.

The following table presents certain information relating to the major tenants at the Worldgate Property:

------------------------------------------------------------------------------------------------------------------------------------
                                       ANCHOR TENANTS / SIGNIFICANT NATIONAL IN-LINE TENANTS(1)
                                       --------------------------------------------------------
                                                                 CREDIT RATINGS     SQUARE    % OF    SALES      BASE       LEASE
             TENANT NAME                  PARENT COMPANY     (FITCH/S&P/MOODY'S)     FEET     GLA      PSF    RENT PSF   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

 Worldgate Sport & Health ....... Sport & Health Clubs, L.C.       NR/NR/NR        108,670     47%    $ 73   $ 27.23    12/31/2025
 Worldgate 9 Theater ............             N/A                  NR/NR/NR         38,238     17%    $ 75   $  7.50     5/31/2014
 Worldgate Nutrition Center .....             N/A                  NR/NR/NR          8,117      4%    $192   $ 19.36     9/30/2007
 Weichert Co. of Virginia .......             N/A                  NR/NR/NR          7,659      3%     N/A   $ 30.00     2/28/2014
 TGI Friday's ...................             N/A                  NR/NR/NR          7,000      3%    $341   $ 22.00    10/31/2005
 Buffalo Wings House ............             N/A                  NR/NR/NR          5,392      2%     NAV   $ 27.00     3/31/2012
 Kinko's ........................             N/A                  NR/NR/NR          4,788      2%     NAV   $ 28.00     4/30/2010
------------------------------------------------------------------------------------------------------------------------------------

---------------------
(1) Information obtained from underwritten rent roll except credit ratings.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                         LEASE ROLLOVER SCHEDULE
-------------------------------------------------------------------------
                             NUMBER      SQUARE       % OF
                           OF LEASES      FEET        GLA      BASE RENT
             YEAR           EXPIRING   EXPIRING(1)  EXPIRING   EXPIRING
-------------------------------------------------------------------------

 Vacant .................       1         2,350        1.0%   $        0
 Month-to-Month .........       1             0        0.0%   $        0
 2005 ...................       1         7,000        3.1%   $  154,000
 2006 ...................       2         5,663        2.5%   $  195,158
 2007 ...................       2        10,575        4.6%   $  215,361
 2008 ...................       8        17,631        7.7%   $  424,669
 2009 ...................       1           475        0.2%   $   19,000
 2010 ...................       1         4,788        2.1%   $  134,064
 2011 ...................       3         4,559        2.0%   $  136,104
 2012 ...................       3         7,926        3.5%   $  211,768
 2014 ...................      10        59,773       26.1%   $  924,365
 2025 ...................       2       108,670       47.4%   $2,959,415
-------------------------------------------------------------------------
 TOTAL ..................      35       229,410      100.0%   $5,373,903
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                             CUMULATIVE    CUMULATIVE    CUMULATIVE     CUMULATIVE
                            % OF BASE RENT  SQUARE FEET     % OF GLA     BASE RENT    % OF BASE RENT
             YEAR             EXPIRING        EXPIRING      EXPIRING      EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------

 Vacant .................         0.0%          2,350          1.0%     $        0          0.0%
 Month-to-Month .........         0.0%          2,350          1.0%     $        0          0.0%
 2005 ...................         2.9%          9,350          4.1%     $  154,000          2.9%
 2006 ...................         3.6%         15,013          6.5%     $  349,158          6.5%
 2007 ...................         4.0%         25,588         11.2%     $  564,518         10.5%
 2008 ...................         7.9%         43,219         18.8%     $  989,187         18.4%
 2009 ...................         0.4%         43,694         19.0%     $1,008,187         18.8%
 2010 ...................         2.5%         48,482         21.1%     $1,142,251         21.3%
 2011 ...................         2.5%         53,041         23.1%     $1,278,355         23.8%
 2012 ...................         3.9%         60,967         26.6%     $1,490,123         27.7%
 2014 ...................        17.2%        120,740         52.6%     $2,414,488         44.9%
 2025 ...................        55.1%        229,410        100.0%     $5,373,903        100.0%
----------------------------------------------------------------------------------------------------
 TOTAL ..................      100.00%        229,410        100.0%     $5,373,903        100.0%
----------------------------------------------------------------------------------------------------

THE MARKET.(1) The subject property is situated in Herndon, Fairfax County,
Virginia within the metropolitan Washington D.C. area. The metropolitan
Washington, D.C. area is generally considered to be all of the Washington
Metropolitan Statistical Area (MSA). The Washington MSA registered 1.8% annual population growth between 1980 and 2000. Over the next five years, the
Washington MSA is projected to grow at a rate of approximately 1.6%, adding approximately 435,000 people. The vast majority of population growth in the growing metropolitan Washington area is within the outer suburban communities, including Suburban Fairfax County in which the subject is located.

The subject is located in the southeast quadrant of the intersection of
Centreville Road (Virginia Route 657) and Worldgate Drive in Herndon, Virginia.
Land use in the immediate neighborhood consists of a mix of retail, hotel, office and multi-unit residential developments. The majority of these run in a north/south direction along Centreville and Sully (Route 28) Road, and in an east/west direction along Sunrise Valley Drive and Worldgate Drive (both parallel to the Dulles Toll Road). Herndon was an established residential community before it evolved into a major office node. With access to Washington
Dulles International Airport and Washington, D.C. via the Dulles Toll Road and
convenient access to Interstate 66 and Route 7 via Route 28, Herndon is an
alternative for office users in the Northern Virginia market.

The population within the subject neighborhood has grown over the past several years. The neighborhood currently has a 2003 average household income of
$105,002 within a three-mile radius. According to REIS, the subject's suburban
Fairfax County is the largest submarket with just over 12.5 million square feet of neighborhood and community center retail space. It accounts for approximately 35.5% of the area's total retail space. Its vacancy rate is 2.0%.
The average effective rental rate is $23.74 per square foot.

---------------------
(1)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established:

  ----------------------------------------------------------
                       ESCROWS / RESERVES
                       ------------------
  TYPE:                               INITIAL        MONTHLY
  ----------------------------------------------------------

  Required Repairs ............    $   114,414      $      0
  Taxes .......................    $    96,350      $ 48,174
  Insurance ...................    $    21,900      $  4,374
  Capital Expenditure .........    $         0      $  5,430
  TI/LC Reserve ...............    $ 1,382,283      $ 17,667
  ----------------------------------------------------------

PROPERTY MANAGEMENT. Rappaport Management Company, an affiliate of Sponsor, which is controlled by Gary D. Rappaport. The Rappaport Companies ("TRC") were founded in 1984 and have approximately 46 corporate employees who develop, manage and lease 33 retail properties totaling 6 million square feet. These centers are located primarily in the Metropolitan Washington, D.C. area and
Mid-Atlantic region. TRC's business includes the development, construction, acquisition, renovation, management, leasing and marketing of shopping centers.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SUN COMMUNITIES PORTFOLIO 6 CROSSED POOL

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            5
Location (City/State)                                                  See table
Property Type                                                             MHC(1)
Size (Pads)                                                                1,518
Percentage Occupancy as of July 31, 2004                                   88.1%
Year Built                                                             See table
Appraised Value                                                      $53,850,000
Underwritten Occupancy                                                     84.5%
Underwritten Revenues                                                $ 5,145,341
Underwritten Total Expenses                                          $ 1,849,293
Underwritten Net Operating Income (NOI)                              $ 3,296,048
Underwritten Net Cash Flow (NCF)                                     $ 3,220,148
--------------------------------------------------------------------------------

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         BOA
Loan Group                                                                     1
Origination Date                                                    June 9, 2004
Cut-off Date Principal Balance                                       $39,130,623
Cut-off Date Loan Balance Per SF/Unit                                   $ 25,778
Percentage of Initial Mortgage Pool Balance                                 3.1%
Number of Mortgage Loans                                                       2
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             5.051%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            24
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                             Springing(2)
Cut-off Date LTV Ratio                                                     72.7%
LTV Ratio at Maturity                                                      63.0%
Underwritten DSCR on NOI                                                   1.30x
Underwritten DSCR on NCF                                                   1.27x
--------------------------------------------------------------------------------

---------------------
(1)  Manufactured Housing Community
(2)  Each of the mortgage loans in the Sun Communities Portfolios is structured with a lockbox account for each related mortgaged real property. Upon occurrence and during the continuance of an event of default under the mortgage loan documents, if requested by the lender, the co-borrowers are required to direct each of their respective tenants to pay rent directly into the lockbox account, and the lender will have the right to withdraw and apply funds as stated in the related mortgage loan documents.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                                   [GRAPHIC]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                             PORTFOLIO PROPERTIES
------------------------------------------------------------------------------
                                                     YEAR BUILT/    NUMBER OF
         PROPERTY NAME               LOCATION         RENOVATED       PADS
------------------------------------------------------------------------------

 Woods Edge ................. West Lafayette, IN     1974/1999          598
 Kings Lake ................. DeBary, FL               1989             245
 Town and Country ........... Traverse City, MI        1965             192
 Country Acres .............. Cadillac, MI             1969             182
 Island Lakes ............... Merritt Island, FL       1987             301
------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE .....                                         1,518
------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                         AVERAGE
                                   % OF      AVERAGE     MARKET                   APPRAISED
         PROPERTY NAME         TOTAL PADS   RENT/PAD   RENT/PAD(1)  OCCUPANCY       VALUE
-------------------------------------------------------------------------------------------

 Woods Edge .................      39.4%      $316        $319         71.6%    $21,800,000
 Kings Lake .................      16.1%      $290        $295        100.0%    $ 7,800,000
 Town and Country ...........      12.7%      $311        $300        100.0%    $ 6,850,000
 Country Acres ..............      12.0%      $316        $320         94.5%    $ 5,800,000
 Island Lakes ...............      19.8%      $285        $308        100.0%    $11,600,000
-------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE .....     100.0%      $305        $311         88.1%    $53,850,000
-------------------------------------------------------------------------------------------

---------------------
(1)  Certain information is from the third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

PRIUM OFFICE PORTFOLIO

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           10
Locations (City/State)                                                 See chart
Property Type                                                             Office
Size (Sq. Ft.)                                                           287,921
Percentage Occupancy as of September 29, 2004                              94.1%
Year Built                                                             See chart
Appraised Value                                                      $41,850,000
# of Tenants                                                                  13
Average Rent Per Square Foot                                             $ 14.13
Underwritten Occupancy                                                     94.6%
Underwritten Revenues                                                $ 3,932,380
Underwritten Total Expenses                                            $ 939,371
Underwritten Net Operating Income (NOI)                              $ 2,993,008
Underwritten Net Cash Flow (NCF)                                     $ 2,805,301
--------------------------------------------------------------------------------

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                              September 29, 2004
Cut-off Date Principal Balance                                       $31,769,679
Cut-off Date Loan Balance Per SF/Unit                                   $ 110.34
Percentage of Initial Mortgage Pool Balance                                 2.5%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             5.450%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                                  Hard(1)
Cut-off Date LTV Ratio                                                     75.9%
LTV Ratio at Maturity                                                      63.4%
Underwritten DSCR on NOI                                                   1.39x
Underwritten DSCR on NCF                                                   1.30x
--------------------------------------------------------------------------------

---------------------
(1)  The loan is structured with a lockbox account into which all rents, revenues, and receipts from the Prium Office Portfolio are required to be deposited. In the event that the debt service coverage ratio on the combination of the Prium Portfolio Loan and the MezzCap Loan (both as defined on the following pages) falls below 1.05x as determined by the
     Lender (a "Cash Flow Sweep Period"), all collected and available balances from the Lockbox Account will be swept to a cash management account to be held until disbursed by the lender. On each monthly debt service payment date, any funds remaining after payment of debt service, escrows/reserves, fees/expenses, and other amounts due under the loan agreement ("Residual
     Funds") are disbursed to the borrower provided no event of default and/or no Cash Flow Sweep Period is continuing.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                                   [GRAPHIC]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Prium Portfolio Loan") is evidenced by a single promissory note secured by first mortgages encumbering 10 office buildings (the "Prium Portfolio Properties"). The table below provides specific information about the Prium Portfolio Properties. The Prium Portfolio Loan
represents approximately 2.5% of the initial mortgage pool balance and approximately 3.0% of the initial loan group 1 balance. The Prium Portfolio
Loan was originated on September 29, 2004 (the "Origination Date") and has a
principal balance as of the cut-off date of $31,769,679. The Prium Portfolio
Loan has a remaining term of 119 months to its maturity date of October 1,
2014. The Prium Portfolio Loan may be prepaid on any payment date after July 1,
2014, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, CDC Properties II LLC (the "Prium Portfolio
Borrower") is a Delaware limited liability company structured as a single-purpose, bankruptcy-remote entity. The borrower's legal counsel delivered a non-consolidation opinion at the closing of the loan. CDC
Acquisition Company II, LLC (the "Borrower Principal") owns 100% of the beneficial interests in the Prium Portfolio Borrower. Hyun J. Um is the sole member of the Borrower Principal. Special Member SPE, LLC, whose sole member is
William F. Wright, serves as an independent director for the Prium Portfolio
Borrower.

Hyun J. Um serves as the Indemnitor for the Prium Portfolio Loan. Mr. Um is a
principal in Prium Development Company, LLC, which is an active developer of residential lots as well as an owner of commercial properties in Washington state. Prior to the acquisition of the Prium Portfolio Properties, Prium
Development Company, LLC already owned 15 commercial buildings totaling more than 709,000 SF, the majority of which are leased to the State of Washington.
With the acquisition of the Prium Portfolio Properties, Prium Development
Company, LLC became the second-largest landlord to divisions and agencies of the State of Washington.

THE PROPERTY. The Prium Portfolio Properties consists of 10 office buildings totaling 287,921 net rentable square feet that are primarily leased to agencies and divisions of the State of Washington (88.4% of the total square footage and
93.4% of the total rent). Eight of the 10 Prium Portfolio Properties
(representing 92.4% of the total square footage and 97.0% of the total lease income) are situated in Lacey or Olympia, Washington, within close proximity to the Washington capitol building. These eight buildings are located within
Preferred Leasing Areas established by the State of Washington to govern and control state space requirements in the capitol area. The other two buildings are located in northwest Washington. As of September 29, 2004, the Prium
Portfolio Properties were 94.1% leased.

The following table presents certain information regarding the Prium Portfolio
Properties.

---------------------------------------------------------------------------------------------
                                    PORTFOLIO PROPERTIES
---------------------------------------------------------------------------------------------
                                                            YEAR        SQUARE    % OF TOTAL
              PROPERTY                 LOCATION      BUILT/RENOVATED     FEET       UNITS
---------------------------------------------------------------------------------------------

 Triplex Building ..............  Lacey, WA               1986          76,143       26.4%
 Quad A Building ...............  Lacey, WA               1990          36,454       12.7%
 Quad D Building ...............  Lacey, WA               1989          33,345       11.6%
 Quad C Building ...............  Lacey, WA               1991          33,184       11.5%
 Quad B Building ...............  Lacey, WA               1989          33,184       11.5%
 Anchor Building ...............  Lacey, WA               1989          26,981        9.4%
 Prudential Building ...........  Lacey, WA               1987          22,848        7.9%
 Shelton Building .............. Shelton, WA              1973          12,000        4.2%
 Port Angeles Building ......... Port Angeles, WA         1976           9,800        3.4%
 Olympia Building ..............    Olympia, WA           1974           3,982        1.4%
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ........                                       287,921      100.0%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                      APPRAISED
              PROPERTY             OCCUPANCY               PRIMARY TENANT               VALUE
---------------------------------------------------------------------------------------------

                                                         State of WA --
 Triplex Building ..............     100.0%           Employment Security           $11,000,000
                                                         State of WA --
 Quad A Building ...............     100.0%          Health Care Authority          $ 5,300,000
                                                         State of WA --
 Quad D Building ...............     100.0%             Attorney General            $ 5,100,000
                                              State of WA -- Department of Social
 Quad C Building ...............     100.0%           and Health Services           $ 4,900,000
                                                         State of WA --
 Quad B Building ...............     100.0%          Health Care Authority          $ 4,700,000
                                              State of WA -- Department of Social
 Anchor Building ...............      96.0%           and Health Services           $ 4,500,000
                                                         State of WA --
 Prudential Building ...........      82.9%         Washington State Patrol         $ 3,700,000
 Shelton Building ..............      57.5%       Behavioral Health Resources       $ 1,250,000
 Port Angeles Building .........      30.6%              Americas Best              $   850,000
                                                   State of WA -- Department
 Olympia Building ..............     100.0%              of Corrections             $   550,000
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ........      94.1%                                         $41,850,000
---------------------------------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the State of
Washington tenancies within the Prium Portfolio Properties:

--------------------------------------------------------------------------------------
                       STATE OF WASHINGTON TENANTS BY BASE RENT
--------------------------------------------------------------------------------------
                                                                         CREDIT
                    TENANT                    PARENT COMPANY            RATINGS
                                                                (FITCH/S&P/MOODY'S)(1)
--------------------------------------------------------------------------------------

 Dept. of Employment Security ...........  State of Washington       AA /AA /Aa1
 Health Care Authority ..................  State of Washington      AA / AA / Aa1
 Dept. of Social and Health Services.....  State of Washington      AA / AA /Aa1
 Office of the Attorney General .........  State of Washington      AA / AA / Aa1
 Washington State Patrol ................  State of Washington      AA / AA / Aa1
 Dept. of Corrections ...................  State of Washington      AA / AA / Aa1
 Gambling Commission ....................  State of Washington      AA / AA / Aa1
--------------------------------------------------------------------------------------
 TOTAL ..................................
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                            NUMBER OF                   % OF
                                            PORTFOLIO                PORTFOLIO                      % OF
                    TENANT                  LOCATIONS    BASE RENT   BASE RENT    SQUARE FEET  PORTFOLIO SF
-----------------------------------------------------------------------------------------------------------

 Dept. of Employment Security ...........      1        $1,066,002      27.8%       76,143         26.4%
 Health Care Authority ..................      2        $  953,344      24.9%       69,638         24.2%
 Dept. of Social and Health Services.....      2        $  766,948      20.0%       53,828         18.7%
 Office of the Attorney General .........      1        $  466,830      12.2%       33,345         11.6%
 Washington State Patrol ................      1        $  240,653       6.3%       15,526          5.4%
 Dept. of Corrections ...................      1        $   55,748       1.5%        3,982          1.4%
 Gambling Commission ....................      1        $   27,645       0.7%        1,996          0.7%
-----------------------------------------------------------------------------------------------------------
 TOTAL ..................................      9        $3,577,170      93.4%      254,458         88.4%
-----------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Prium Portfolio Properties:

-----------------------------------------------------------------------
                       LEASE ROLLOVER SCHEDULE(2)
-----------------------------------------------------------------------
                           NUMBER      SQUARE      % OF
                         OF LEASES     FEET        GLA       BASE RENT
            YEAR          EXPIRING   EXPIRING   EXPIRING     EXPIRING
-----------------------------------------------------------------------

 Vacant ...............     NAP       16,901        5.9%       NAP
 Month-to-Month .......       0            0        0.0%   $        0
 2004 .................       0            0        0.0%   $        0
 2005 .................       3       18,939        6.6%   $  315,737
 2006 .................       4       59,967       20.8%   $  852,595
 2007 .................       3      110,362       38.3%   $1,546,103
 2008 .................       2        8,863        3.1%   $   99,458
 2009 .................       1        3,251        1.1%   $   63,396
 2010 .................       0            0        0.0%   $        0
 2011 .................       2       69,638       24.2%   $1,046,995
 2012 .................       0            0        0.0%   $        0
 2013 .................       0            0        0.0%   $        0
 2014 .................       0            0        0.0%   $        0
 Thereafter ...........       0            0        0.0%   $        0
-----------------------------------------------------------------------
 TOTAL ................      15      287,921      100.0%    3,924,284
-----------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                            RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR          EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------

 Vacant ...............     NAP          16,901          5.9%         NAP            NAP
 Month-to-Month .......   0.0%           16,901          5.9%     $        0         0.0%
 2004 .................   0.0%           16,901          5.9%     $        0         0.0%
 2005 .................   8.0%           35,840         12.4%     $  315,737         8.0%
 2006 .................  21.7%           95,807         33.3%     $1,168,332        29.8%
 2007 .................  39.4%          206,169         71.6%     $2,714,435        69.2%
 2008 .................   2.5%          215,032         74.7%     $2,813,893        71.7%
 2009 .................   1.6%          218,283         75.8%     $2,877,289        73.3%
 2010 .................   0.0%          218,283         75.8%     $2,877,289        73.3%
 2011 .................  26.7%          287,921        100.0%     $3,924,284       100.0%
 2012 .................   0.0%          287,921        100.0%     $3,924,284       100.0%
 2013 .................   0.0%          287,921        100.0%     $3,924,284       100.0%
 2014 .................   0.0%          287,921        100.0%     $3,924,284       100.0%
 Thereafter ...........   0.0%          287,921        100.0%     $3,924,284       100.0%
---------------------------------------------------------------------------------------------
 TOTAL ................ 100.0%          287,921        100.0%     $3,924,284       100.0%
---------------------------------------------------------------------------------------------

---------------------
(1)  Ratings provided are for the general obligations of the State of Washington as of August 30, 2004.
(2)  Information obtained from underwritten rent roll except credit ratings.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE MARKET.(1) Eight of the ten Prium Portfolio Properties (representing 92.4%
of the total square footage and 97.0% of the total lease income) are located in the cities of Lacey or Olympia, both of which are situated within the Thurston
County office market. The Washington state capitol is located in Olympia, and the Thurston County office market is therefore dominated by state government and associated uses. The total inventory of office space in the county is estimated at approximately 7.4 million square feet, of which state agencies occupy approximately 80%. The state's office space in Thurston County is divided between state-owned space (approximately 3.2 million square feet) and space leased from private-sector owners (approximately 2.8 million square feet).
Thurston County buildings primarily leased as state office space are approximately 96% occupied.

The eight capitol-area subject properties are all located in Preferred Leasing
Areas ("PLAs"), established by the State of Washington through a 10-year space planning initiative for the period between 2001 and 2010 . This plan, entitled
Thurston County Leasing and Space Planning, was assembled with input from state agencies, local municipalities, and private-sector developers. A part of the plan calls for state leases to be concentrated in defined PLAs in order to promote co-location of agencies and more efficient space utilization, and in order to control government sprawl away from core office campuses. Seven of the subject buildings are located in the Lacey PLA 1, which constitutes one of two satellite office campuses within five miles of the state capitol. The subject's
Olympia building is located in the Olympia PLA 1 near the capitol building.

The two subject buildings not located in Thurston County are situated in secondary markets in northwest Washington (Port Angeles and Shelton, both of which are county seats). These buildings are occupied by a combination of private and government tenants providing services to residents in these less populated areas.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Prium Portfolio Loan:

----------------------------------------------------------------
                       ESCROWS / RESERVES
----------------------------------------------------------------
 TYPE:                                    INITIAL       MONTHLY
----------------------------------------------------------------

  Taxes ............................    $      0      $ 29,513
  Insurance ........................    $      0      $  4,001
  Environmental Reserves ...........    $      0      $      0
  Immediate Repairs ................    $      0      $      0
  Capital Expenditures(2) ..........    $      0      $  3,599
  Lease Rollover Reserves(3)........    $350,000      $ 12,500
----------------------------------------------------------------

PROPERTY MANAGEMENT. The Prium Portfolio Properties are managed by Prium
Development, LLC, an affiliate of the Borrower. Prium Development, LLC also manages 15 other commercial buildings totaling more than 709,000 square feet for affiliates. The majority of these buildings are also leased to the State of
Washington.

SUBORDINATE DEBT. CBA-Mezzanine Capital Finance, LLC is the lender under a
$2,092,500 B Note (the "MezzCap Loan") that was originated contemporaneously with the Prium Portfolio Loan. The MezzCap Loan encumbers the Prium Portfolio
Properties, and is secured by the same mortgages as the Prium Portfolio Loan.
The amortization term and maturity date for the MezzCap Loan are the same as for the Prium Portfolio Loan.

---------------------
(1)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
(2)  The Capital Expenditures Reserve is subject to a cap. At any time that an amount equal to not less than thirty-six (36) times the Recurring
     Replacement Reserve Monthly Installment is on deposit in the Recurring
     Replacement Reserve Sub-Account, the Replacement Reserve Monthly
     Installment shall be $0.
(3)  The Lease Rollover Reserve is subject to a cap of $830,000, so long as state government continues to occupy more than 85.0% of the Prium Portfolio
     Properties. Should the percentage of state government tenants fall below
     85.0% of the total portfolio by square footage, monthly collections into the Lease Rollover Reserve will escalate from $12,500 to $15,000 per month, and the cap will increase to $1,070,000. Should state tenancy fall below
     80.0% of the total portfolio by square footage, monthly collections into the Lease Rollover Reserve will escalate to $17,500 per month, and the rolling cap will increase to $1,310,000.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SIMON -- WASHINGTON SQUARE MALL

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                           Indianapolis, IN
Property Type                                                    Anchored Retail
Size (Sq. Ft.)                                                        448,762(1)
Percentage Occupancy as of August 24, 2004                                 75.8%
Year Built                                                                  1973
Appraised Value                                                      $45,000,000
# of Tenants(2)                                                               64
Average Rent Per Square Foot                                       $12.05(2),(3)
Underwritten Occupancy                                                     75.1%
Underwritten Revenues                                                $ 6,274,731
Underwritten Total Expenses                                          $ 3,314,071
Underwritten Net Operating Income (NOI)                              $ 2,960,661
Underwritten Net Cash Flow (NCF)                                     $ 2,742,947
--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         BOA
Loan Group                                                                     1
Origination Date                                                   June 30, 2004
Cut-off Date Principal Balance                                       $30,693,522
Cut-off Date Loan Balance Per SF/Unit                                        $68
Percentage of Initial Mortgage Pool Balance                                 2.5%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             5.940%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            36
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                                  Hard(4)
Cut-off Date LTV Ratio                                                  68.2%(5)
LTV Ratio at Maturity                                                   61.6%(6)
Underwritten DSCR on NOI                                                   1.35x
Underwritten DSCR on NCF                                                   1.25x
--------------------------------------------------------------------------------

---------------------
(1)  Includes space designated for Dick's Sporting Goods.
(2)  Information obtained from underwritten rent roll.
(3)  Excludes tenants paying percentage rent.
(4)  The borrower is required to notify and advise each tenant under each lease to send directly to the lockbox all payments of rent or any other item payable under the related lease. Provided no event of default exists under the related mortgage loan documents, any and all funds in the lockbox account are required to be transferred to an account designated by the borrower on each business day. Upon the occurrence of an event of default under the related mortgage loan documents or certain decreases in net operating income, all amounts on deposit in the lockbox account will be automatically transferred to the cash management account and will be disbursed by the lender in accordance with the payment priorities set forth in the related mortgage loan documents. At any time that there are sufficient funds in the cash management account to make certain "required disbursements" required under the related mortgage loan documents and provided that no event of default under the related mortgage loan documents has occurred and is continuing, the lender is required to disburse to the related borrower all funds on deposit in the cash management account in excess of the amount of the such required disbursements. All funds on deposit in the cash management account following the occurrence of an event of default under the related mortgage loan documents may be applied by the lender in such order and priority as it determines.
(5)  Dick's Sporting Goods is scheduled to take occupancy in November 2004, which would result in a Cut-off Date LTV Ratio of 61.2%.
(6)  Dick's Sporting Goods is scheduled to take occupancy in November 2004, which would result in a LTV Ratio at Maturity of 55.3%.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                                    [GRAPHIC]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Simon -- Washington Square Mall Loan") is evidenced by a single note secured by a first mortgage encumbering a 448,762 square foot portion of Washington Square Mall, a 922,614 square foot regional mall located in Indianapolis, Indiana (the "Simon -- Washington Square Mall
Property"). The Simon -- Washington Square Mall Loan represents approximately
2.5% of the initial mortgage pool balance and approximately 2.9% of the initial loan group 1 balance. The Simon -- Washington Square Mall Loan was originated on June 30, 2004 and has a principal balance as of the cut-off date of approximately $30,693,522. The Simon -- Washington Square Mall Loan has a
remaining term of 116 months to its maturity date of July 1, 2014. The Simon --
Washington Square Mall Loan may be prepaid on or after January 1, 2014, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, Washington Square Mall, LLC, (the "Simon -
Washington Square Mall Borrower"), a Delaware limited liability company, is a single purpose, bankruptcy-remote entity with two independent managers for which the Simon -- Washington Square Mall Borrower's legal counsel delivered a non-consolidation opinion at loan closing. Washington Square Mall, LLC is 100%
owned by its sole member, Simon Capital Limited Partnership, a Delaware limited partnership. The Simon -- Washington Square Borrower is sponsored by Simon
Property Group, Inc. (NYSE: "SPG") (Rated "BBB+" by S&P), an Indianapolis-based real estate investment trust (a "REIT") primarily engaged in the ownership, operation, leasing, management, acquisition, expansion and development of primarily regional malls and community shopping centers. SPG has a total market capitalization of approximately $29 billion as of August 31, 2004. As of March
31, 2004, SPG owned or held an interest in 247 income-producing properties in
North America containing an aggregate of 188 million square feet of gross leasable area, which consisted of 175 regional malls, 68 community shopping centers, and four office and mixed-use properties in 37 states and Canada. SPG also owns interests in three parcels of land held for future development and has ownership interests in 48 shopping centers in Europe. For the year ended
December 31, 2003, SPG had total revenues of approximately $2.3 billion and net income of approximately $313.6 million. As of March 31, 2004, SPG reported liquidity of approximately $489.8 million, total assets of approximately $15.7 billion, and shareholders' equity of approximately $3.3 billion.

THE PROPERTY. The Simon -- Washington Square Mall Property consists of the fee simple interest in a 448,762 square foot portion of the Washington Square Mall, a regional mall totaling 922,614 gross leasable square feet. Situated at East
Washington and Mitthoefer Road in Indianapolis, the entire mall, completed in
1973 and renovated and expanded in 1996, 2003, and 2004, consists of a single-story main building totaling 288,505 square feet of in-line space with five attached anchor store buildings aggregating 616,109 square feet, of which three anchor stores aggregating 473,852 square feet are tenant-owned and not part of the collateral (L.S. Ayres, Sears and Target). In addition to the mall buildings, there is one 18,125 square foot out-parcel building
(Bridgestone/Firestone) that is part of the Simon -- Washington Square Mall
Property. The Simon -- Washington Square Mall Property is situated on 63.64 acres of land with 5,349 parking spaces.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Simon -- Washington Square Mall Property.

                       SIGNIFICANT TENANTS(1)
-------------------------------------------------------------------
         TENANT NAME                      PARENT COMPANY
-------------------------------------------------------------------

 Burlington Coat Factory .  Burlington Coat Factory Warehouse Corp
 Dick's Sporting Goods(2)         Dick's Sporting Goods Inc.
 Rooms Express ...........            Kittle's Furniture
-------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
         TENANT NAME            CREDIT RATINGS      SQUARE         %          BASE            LEASE
                            (FITCH/S&P/MOODY'S)     FEET(1)     OF GLA     RENT PSF         EXPIRATION
-------------------------------------------------------------------------------------------------------

 Burlington Coat Factory .        NR/NR/NR           92,257      20.6%      $    5.20        2/28/2014
 Dick's Sporting Goods2 ..        NR/NR/NR           50,000      11.1%      $   10.25        7/31/2019
 Rooms Express ...........        NR/NR/NR           19,882       4.4%      $    6.04        1/31/2005
-------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Simon -- Washington Square Mall Property.

-----------------------------------------------------------------------
                       LEASE ROLLOVER SCHEDULE(3)
-----------------------------------------------------------------------
                           NUMBER      SQUARE      % OF
                         OF LEASES     FEET        GLA       BASE RENT
            YEAR          EXPIRING   EXPIRING   EXPIRING     EXPIRING
-----------------------------------------------------------------------

 Vacant ...............    NAP       111,644       24.9%       NAP
 Month-to-Month .......     3          5,515        1.2%   $   26,000
 2004 .................     5         14,457        3.2%   $  106,199
 2005 .................     13        52,799       11.8%   $  249,288
 2006 .................     11        23,773        5.3%   $  413,048
 2007 .................     5         10,602        2.4%   $  241,660
 2008 .................     7         23,462        5.2%   $  189,000
 2009 .................     8         10,954        2.4%   $  389,704
 2010 .................     2          5,720        1.3%   $  115,001
 2011 .................     4         15,211        3.4%   $  309,928
 2012 .................     3         26,681        5.9%   $  267,750
 2013 .................     1          5,998        1.3%   $       --
 2014 .................     1         92,257       20.5%   $  480,000
 Thereafter ...........     1         50,000       11.1%   $  512,500
-----------------------------------------------------------------------
 TOTAL ................     64       449,073      100.0%   $3,300,079
-----------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                            RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR          EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------

 Vacant ...............     NAP         111,644         24.9%         NAP           NAP
 Month-to-Month .......       0.8%      117,159         26.1%     $   26,000          0.8%
 2004 .................       3.2%      131,616         29.3%     $  132,200          4.0%
 2005 .................       7.6%      184,415         41.1%     $  381,488         11.6%
 2006 .................      12.5%      208,188         46.4%     $  794,536         24.1%
 2007 .................       7.3%      218,790         48.7%     $1,036,196         31.4%
 2008 .................       5.7%      242,252         53.9%     $1,225,196         37.1%
 2009 .................      11.8%      253,206         56.4%     $1,614,900         48.9%
 2010 .................       3.5%      258,926         57.7%     $1,729,901         52.4%
 2011 .................       9.4%      274,137         61.0%     $2,039,828         61.8%
 2012 .................       8.1%      300,818         67.0%     $2,307,578         69.9%
 2013 .................       0.0%      306,816         68.3%     $2,307,578         69.9%
 2014 .................      14.5%      399,073         88.9%     $2,787,579         84.5%
 Thereafter ...........      15.5%      449,073        100.0%     $3,300,079        100.0%
---------------------------------------------------------------------------------------------
 TOTAL ................     100.0%      449,073        100.0%     $3,300,079        100.0%
---------------------------------------------------------------------------------------------

THE MARKET(4). The Simon -- Washington Square Mall Property is located in the city of Indianapolis, Marion County, Indiana. Population in the Indianapolis
metropolitan statistical area increased 22.5% from 1990 to 2004 with a total population of 1,690,564 as of 2004. Indianapolis is projected to grow at an annual rate of 1.2% through 2009 to an estimated population of 1,793,892. Major economic drivers and employment sectors in the area are services, retail trade, government, and manufacturing. The largest private sector employers are Eli
Lilly and Company (12,949), Clarian Health (9,163), Community Health Network
(9,075), St. Vincent Hospital (9,000), and Marsh Supermarkets, Inc. (8,913).

The appraiser determined the Simon -- Washington Square Mall Property's trade area to be a 10-mile radius around the property. Within the 10-mile trade area, population increased 11.8% from 1990 to 2004 with total population of 305,622 as of 2004. The 10-mile trade area is projected to grow 3.2% through 2009 to an estimated population of 315,460. Average household income in the 10-mile trade area is estimated at $58,340.

The Simon -- Washington Square Mall Property is situated at East Washington
Street and Mitthoefer Road in Indianapolis' Southeast retail sub-market, which has approximately 4.7 million square feet of space, with current occupancies averaging 84.6%. The appraiser determined that, within 14 miles of the subject, there are six primary competitive regional malls including Castleton Square
Mall, Circle Center, Greenwood Park Mall, Lafayette Square, Glendale Mall, and
Fashion Mall at Keystone. The subject is currently 88.0% leased (on the basis of total GLA) and was 75.8% occupied (on the basis of total owned GLA) as of
April 23, 2004.

---------------------
(1)  Information obtained from underwritten rent roll except credit ratings.
(2)  Scheduled to take occupancy in November 2004.
(3)  Information obtained from underwritten rent roll.
(4)  Certain information is from third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

Actual overall in-place rental rates for in-line space at the Simon --
Washington Square Mall Property average $17.58(2) per square foot (NNN). The appraiser concluded a weighted average market rent for the subject of $18.04 per square foot (NNN). Surrounding land uses include a mix of retail, medical office, and residential. According to the appraiser, there are no competing malls either proposed or under construction in the subject's sub-market/trade area.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Simon -- Washington Square Mall Loan:

  ---------------------------------------------------------
                        ESCROWS / RESERVES
  ---------------------------------------------------------
  TYPE:                                INITIAL      MONTHLY
  ---------------------------------------------------------

  Taxes(1) ......................     $    0      $    0
  Insurance(1) ..................     $    0      $    0
  Capital Expenditures(1) .......     $    0      $    0
  ---------------------------------------------------------

RELEASE PROVISIONS. The Simon -- Washington Square Mall Borrower is permitted to substitute another retail property for the Simon -- Washington Square Mall
Property provided that certain conditions are satisfied, including that the substitute property has an appraised value not less than 110% of the fair market value of the released property, that net operating income for the substitute property is greater than 115% of the net operating income of the released property, and delivery of rating agency confirmations. The Simon -
Washington Square Mall Borrower is also permitted to release non-income generating portions of the Simon -- Washington Square Mall Property without the lender's consent to governmental agencies and third parties or to grant easements to such non-income producing property.

PROPERTY MANAGEMENT. Simon Management Associates, LLC ("SMA"), an affiliate of the Simon -- Washington Square Mall Borrower, manages the Simon -- Washington
Square Mall Property. Headquartered in Indianapolis, Indiana and in business for approximately 44 years, SMA is a wholly owned subsidiary of Simon Property
Group, L.P., a majority-owned partnership subsidiary of SPG that owns all but one of SPG's real estate properties. SMA provides day-to-day property management functions including leasing, management and development services to most of the
SPG properties.

---------------------
(1)  Replacement, Tax and Insurance Reserves spring upon the occurrence of an
     NOI trigger event (NOI for the trailing four quarters falls below
     $2,413,000)
(2)  Based on underwritten rent roll excluding tenants paying percentage rents.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       64